                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               LEGG MASON, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                             [LOGO OF LEGG MASON]

                               100 Light Street
                           Baltimore, Maryland 21202

                                                                  June 21, 2001

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders which will be held at The Center Club, 100 Light Street, 16th Floor, Baltimore, Maryland at 10:00 a.m. on Tuesday, July 24, 2001. On the following pages you will find the Notice of Annual Meeting and Proxy Statement.

  Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Accordingly, please date, sign and return the enclosed proxy card promptly.

  I hope that you will attend the meeting, and I look forward to seeing you there.

                                          Sincerely,

                                          /s/ Raymond A. Mason
                                          --------------------
                                          RAYMOND A. MASON
                                          Chairman of the Board, President and
                                           Chief Executive Officer

                               LEGG MASON, INC.

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            Tuesday, July 24, 2001

                               ----------------

To the Stockholders of
 LEGG MASON, INC.:

  The Annual Meeting of Stockholders of Legg Mason, Inc., a Maryland corporation, will be held at The Center Club, 100 Light Street, 16th Floor, Baltimore, Maryland, on Tuesday, July 24, 2001 at 10:00 a.m. to consider and vote upon:

    (1) The election of four directors for the three-year term ending in 2004;

    (2) Amendment of the Legg Mason Wood Walker, Incorporated Deferred Compensation Phantom Stock Plan;

    (3) Reapproval of the Legg Mason, Inc. 1996 Equity Incentive Plan;

    (4) Approval of the Legg Mason, Inc. Employee Stock Purchase Plan; and

    (5) Any other matter that may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed the close of business on May 25, 2001 as the date for determining stockholders of record entitled to notice of and to vote at the Annual Meeting.

  Your attention is directed to the accompanying Proxy Statement and 2001 Annual Report to Stockholders.

                                          By order of the Board of Directors

                                          /s/ ROBERT F. PRICE
                                          -------------------
                                          ROBERT F. PRICE
                                          Secretary

June 21, 2001

                               LEGG MASON, INC.
                               100 Light Street
                           Baltimore, Maryland 21202

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                            Tuesday, July 24, 2001

                               ----------------

  The enclosed proxy is solicited by the Board of Directors of Legg Mason, Inc. ("Legg Mason") and may be revoked by the stockholder at any time before it is exercised. The cost of soliciting proxies will be borne by Legg Mason. Proxies will be solicited by mail and may be solicited by Legg Mason's officers, directors and employees personally or by telephone or any other means of communication. Legg Mason may reimburse brokers, banks, custodians, nominees and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals. Legg Mason is sending this proxy material to stockholders on or about June 21, 2001.

  Stockholders of record at the close of business on May 25, 2001 are entitled to notice of and to vote at the meeting. As of the close of business on that date, there were outstanding and entitled to vote (i) 63,192,901 shares of Common Stock, $.10 par value ("Common Stock"), of Legg Mason, each of which is entitled to one vote and (ii) 2,721,886 Exchangeable Shares, no par value ("Exchangeable Shares"), of a Canadian subsidiary of Legg Mason, each of which is exchangeable into, and has voting rights identical to, one share of Common Stock. See "Security Ownership of Management and Principal Stockholders" for information regarding ownership of Common Stock.

  Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock and Exchangeable Shares present in person or represented by proxy at the meeting, with a quorum present. For purposes of the election of directors, abstentions and broker non-votes do not affect the plurality vote. The affirmative vote of a majority of the votes cast on the proposal is required for approval of the amendment of the Legg Mason Wood Walker, Incorporated Deferred Compensation Phantom Stock Plan and for approval of the Legg Mason, Inc. Employee Stock Purchase Plan provided the total votes cast on each proposal represent over 50% in interest of all securities entitled to vote on the proposal. The affirmative vote of a majority of the votes cast on the matter is required for reapproval of the Legg Mason, Inc. 1996 Equity Incentive Plan. Abstentions and broker non-votes will have the effect of a vote against the proposed amendment of the Legg Mason Wood Walker, Incorporated Deferred Compensation Phantom Stock Plan and the proposed approval of the Legg Mason, Inc. Employee Stock Purchase Plan, unless holders of more than 50% in interest of all securities entitled to vote on each proposal cast votes, in which event abstentions and broker non-votes will not have any effect on the results of the vote. Abstentions and broker non-votes will have no effect on the proposed reapproval of the Legg Mason, Inc. 1996 Equity Incentive Plan.

                             ELECTION OF DIRECTORS

  Legg Mason's Board of Directors is divided into three classes. Each year one class is elected to serve for a term of three years. The stockholders will vote at this Annual Meeting for the election of four directors for the three-year term expiring at the Annual Meeting of Stockholders in 2004. All nominees presently serve as directors. Two directors in the class whose terms expire at the 2001 Annual Meeting, W. Curtis Livingston and William Wirth, are not standing for re-election. Effective as of the 2001 Annual Meeting, the Board of Directors will be reduced to 13 members.

  The persons named in the enclosed proxy will vote for the election of the nominees named below unless authority to vote is withheld. In the event any nominee is unable to serve, the persons named in the proxy will vote for the substitute nominee that they, in their discretion, shall determine. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

Nominees for Director for the Term Expiring in 2004*

  Raymond A. Mason, age 64, has served as Chairman of the Board, President and Chief Executive Officer of Legg Mason since its formation in 1981. He has served as Chairman and Chief Executive Officer of Legg Mason Wood Walker, Incorporated ("LMWW"), Legg Mason's principal subsidiary, since 1975, and was its President from 1970 to November 1985. Mr. Mason is Chairman of the Board and a director of the Legg Mason Value Trust, Inc. and the Legg Mason Special Investment Trust, Inc.

  James W. Brinkley, age 64, has been a director of Legg Mason since its formation in 1981 and has served as a Senior Executive Vice President of Legg Mason since December 1983. In November 1985, he became President of LMWW and in February 1998, he also became the Chief Operating Officer of LMWW. During 2000, Mr. Brinkley was Chairman of the Securities Industry Association.

  Edmund J. Cashman, Jr., age 64, has been a director of Legg Mason since its formation in 1981 and has served as a Senior Executive Vice President of Legg Mason and LMWW since December 1983. He is responsible for supervising LMWW's syndicate, fixed-income securities, public finance and institutional sales activities. Mr. Cashman is also a director or trustee of five funds within the Legg Mason mutual funds complex and a director of EA Engineering, Science, and Technology, Inc.

  Harold L. Adams, age 62, has been a director of Legg Mason since January 1988. He has been the Chairman and Chief Executive Officer of RTKL Associates, Inc., an international architecture, engineering and planning firm, since 1987 and was the President of that firm from 1969 through 2000.

Directors Continuing in Office

                   Directors whose terms will expire in 2002

  Nicholas J. St. George, age 62, has been a director of Legg Mason since July 1983. He is engaged in private investment activities. He was the Chief Executive Officer of Oakwood Homes Corporation, a manufacturer and retailer of manufactured homes, from 1979 to 1999.
--------
* Messrs. Mason and Brinkley currently serve on the Board of Directors with terms expiring in 2002. To balance the classes, they are standing for re-election this year. Upon their re-election, the class whose terms expire in 2002 will be reduced to 4 members.

  Richard J. Himelfarb, age 59, has served as a director of Legg Mason since November 1983. He has been a Senior Executive Vice President of Legg Mason and LMWW since July 1995 and was an Executive Vice President of those companies from November 1983 to July 1995. He is responsible for supervising the corporate and real estate finance activities of LMWW and other subsidiaries of Legg Mason.

  Roger W. Schipke, age 64, has been a director of Legg Mason since January 1991. He is engaged in private investment activities. From August 1993 through May 1996, he was Chairman of the Board and Chief Executive Officer of Sunbeam Corporation, a manufacturer of consumer products. Mr. Schipke is a director of Brunswick Corporation, Oakwood Homes Corporation and the Rouse Company.

  Edward I. O'Brien, age 72, has been a director of Legg Mason since February 1993. He is engaged in private investment activities. He serves in an advisory capacity to certain entities in the securities business, having served as a consultant to the Securities Industry Association from December 1992 to November 1993, and as its President from 1974 to December 1992. Mr. O'Brien is a director of a number of mutual funds in the Neuberger & Berman mutual fund complex.

                   Directors whose terms will expire in 2003

  Harry M. Ford, Jr., age 68, has been a director of Legg Mason since its formation in 1981 and has served as a Senior Vice President of Legg Mason since May 1982. Mr. Ford's principal occupation is as a Financial Advisor with LMWW.

  Margaret DeB. Tutwiler, age 50, has been a director of Legg Mason since July 1995. Since January 2001 she has been the ambassador designate, subject to confirmation, to the Kingdom of Morocco. Legg Mason expects that Ms. Tutwiler will be required to resign from the Board when her position is confirmed by the United States Senate. From May 1997 until January 2001, she served as Senior Vice President for Communications and Public Affairs for the Cellular Telecommunications Industry Association. From May 1993 until May 1997, she was engaged in the public relations and strategic communications business through firms of which she was the sole or a principal owner.

  James E. Ukrop, age 63, has been a director of Legg Mason since January 1985. Since 1975, he has been the principal executive officer of Ukrop Super Markets, Inc., which operates a chain of supermarkets in Virginia. Mr. Ukrop is a director of Owens & Minor, Inc. and Chairman of First Market Bank.

  John E. Koerner, III, age 58, has been a director of Legg Mason since October 1990. He has been the President of Koerner Capital Corporation, a private investment corporation, since August 1995.

  Peter F. O'Malley, age 62, has been a director of Legg Mason since April 1992. He has been Of Counsel to the law firm of O'Malley, Miles, Nylen & Gilmore, P.A. and its predecessor, O'Malley & Miles, since 1989. Mr. O'Malley currently serves as the President of Aberdeen Creek Corp., a privately-held company engaged in investment, business consulting and development activities, and is a director of Potomac Electric Power Company, Legg Mason Trust, fsb and Forensic Technologies International Corp.

Committees of the Board--Board Meetings

  The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee.

  The Audit Committee, which consists of Messrs. St. George (Chairman), O'Brien and Schipke, is primarily concerned with the effectiveness of the audits of Legg Mason by Legg Mason's independent auditors. Its duties include:

  .  recommending the selection of independent auditors;

  .  reviewing the scope and results of the audits conducted by them;

  .  reviewing the activities of Legg Mason's internal auditors; and

  . reviewing the organization and scope of Legg Mason's internal system of accounting and financial controls.

  The Compensation Committee, which consists of Messrs. Koerner (Chairman) and Ukrop and Ms. Tutwiler, is responsible for recommending and approving the compensation of the senior executive officers of Legg Mason. The Compensation Committee also serves as the administrative committee of certain of Legg Mason's employee benefit plans.

  During the fiscal year ended March 31, 2001, the Board of Directors met six times, the Audit Committee met five times and the Compensation Committee met four times. Each director attended 75% or more of the aggregate number of meetings of the Board and all committees of the Board on which the director served except Dr. Wirth, who attended 66% of the meetings of the Board of Directors.

Compensation of Directors

  Directors who are not employees of Legg Mason receive:

  .  an annual retainer of $20,000;

  .  a fee of $4,000 for each Board meeting attended; and

  .  reimbursement of expenses for attendance at meetings.

  In addition, committee members receive a fee of $2,500 for each committee meeting attended, and the chairperson of each committee receives an additional annual retainer of $5,000.

  Under the terms of the Legg Mason, Inc. Stock Option Plan for Non-Employee Directors, Legg Mason grants each non-employee director, on the date he or she is first elected as a director, an option to purchase 6,000 shares of Common Stock, and, on the date of each subsequent Annual Meeting of Stockholders, an option to purchase an additional 6,000 shares. All options have an exercise price equal to the fair market value of the Common Stock on the date of grant. The options are exercisable immediately upon the date of grant and have a ten-year term, subject to earlier termination in the event the recipient ceases to be a director of Legg Mason. During the fiscal year ended March 31, 2001, each of the non-employee directors received an option to purchase 6,000 shares of Common Stock. This stock option plan covers an aggregate of 1,100,000 shares of Common Stock.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

  The following table sets forth information regarding the ownership of Common Stock of Legg Mason as of May 25, 2001 by each director, each executive officer named in the Summary Compensation Table, all executive officers and directors as a group, and each person who, to the best of Legg Mason's knowledge, beneficially owned more than five percent of Legg Mason's outstanding Common Stock.

                                                                   PERCENT OF
                                                   COMMON STOCK    OUTSTANDING
                                                   BENEFICIALLY      COMMON
                  NAME OF OWNER                    OWNED(1)(2)     STOCK(2)(3)
                  -------------                    ------------    -----------
AXA Financial, Inc................................  6,620,307(4)      10.48
American Express Financial Corporation............  3,630,656(5)       5.75
Raymond A. Mason..................................  1,814,771(6)       2.86
James W. Brinkley.................................    743,864(7)       1.18
Edmund J. Cashman, Jr. ...........................    371,836             *
Richard J. Himelfarb..............................    292,880(8)          *
Harry M. Ford, Jr. ...............................    149,202             *
Edward A. Taber, III..............................    126,958(9)          *
James E. Ukrop....................................    125,584             *
Timothy C. Scheve.................................    101,753(10)         *
Thomas P. Mulroy..................................     89,546(11)         *
W. Curtis Livingston..............................     75,913(12)         *
John E. Koerner, III..............................     75,390(13)         *
Peter F. O'Malley.................................     69,324             *
Harold L. Adams...................................     68,233             *
Edward I. O'Brien.................................     54,260             *
Roger W. Schipke..................................     49,128(14)         *
Margaret DeB. Tutwiler............................     33,996             *
William Wirth.....................................     31,186             *
Nicholas J. St. George............................     23,332(15)         *
All executive officers and directors as a group
 (26 persons).....................................  4,865,476          7.54

--------
  * Less than 1%.

 (1) Except as otherwise indicated and except for shares held by members of an individual's family or in trust, all shares are held with sole dispositive and voting power.

 (2) Includes the following number of shares subject to options exercisable within 60 days from May 25, 2001: Mr. Mason--350,668; Mr. Brinkley-- 109,138; Mr. Cashman--27,864; Mr. Himelfarb--62,540; Mr. Ford--37,716;
     Mr. Taber--22,596; Mr. Ukrop--52,658; Mr. Scheve--52,328; Mr. Mulroy--
     35,998; Mr. Livingston--20,398; Mr. Koerner--49,326; Mr. O'Malley--
     55,992; Mr. Adams--52,658; Mr. O'Brien--52,660; Mr. Schipke--40,662; Ms.
     Tutwiler--33,996; Dr. Wirth--28,664; Mr. St. George--23,332; and all executive officers and directors as a group--1,345,898. For purposes of determining the percentage of outstanding Common Stock for any person on the table, these options held by that person are assumed to have been exercised. Does not include shares represented by vested beneficial interests in the Legg Mason Profit Sharing and 401(k) Plan and Trust.

 (3) For purposes of determining percentages of outstanding Common Stock, Exchangeable Shares are not included because none are beneficially owned by any director or executive officer.

 (4) Represents shares held by the following two subsidiaries of AXA
     Financial, Inc. ("AXA"), 1290 Avenue of the Americas, New York, New York 10104: Alliance Capital Management, L.P. holds 4,411,807 shares for investment purposes on behalf of client discretionary investment advisory accounts; and The Equitable Life Assurance Society of the United States holds 2,208,500 shares for investment purposes. All of the 6,620,307 shares are held with sole dispositive power, 3,214,350 shares are held with sole voting power and 2,512,800 shares are held with shared voting power. The number of shares in the preceding information is based upon a
      Schedule 13G report filed by AXA reporting ownership as of December 31, 2000. The percentages are based upon Legg Mason's outstanding shares as of May 25, 2001.

 (5) Represents shares held by American Express Financial Corporation ("American Express"), 200 AXP Financial Center, Minneapolis, MN 55474. All of the 3,630,656 shares are held with sole dispositive power, 3,129,271 shares are held with shared voting power and no shares are held with sole voting power. The number of shares in the preceding information is based upon a Schedule 13G report filed by American Express reporting ownership as of December 31, 2000. The percentages are based upon Legg Mason's outstanding shares as of May 25, 2001.

 (6) Does not include 12,600 shares owned by Mr. Mason's wife, as to which Mr. Mason disclaims beneficial ownership. Includes 40,000 shares of restricted stock as to which Mr. Mason has voting power, but which are subject to transfer restrictions.

 (7) Excludes 7,332 shares owned by a charitable foundation of which Mr. Brinkley is co-trustee.

 (8) Includes 2,787 shares of restricted stock as to which Mr. Himelfarb has voting power, but which are subject to transfer restrictions.

 (9) Excludes 1,600 shares held in trust. Includes 3,431 shares of restricted stock as to which Mr. Taber has voting power, but which are subject to transfer restrictions.

(10) Includes 3,431 shares of restricted stock as to which Mr. Scheve has voting power, but which are subject to transfer restrictions.

(11) Includes 3,216 shares of restricted stock as to which Mr. Mulroy has voting power, but which are subject to transfer restrictions.

(12) Includes 2,400 shares held by Mr. Livingston as a trustee of a trust for the benefit of his children.

(13)  Includes 2,400 shares owned by Mr. Koerner's children.

(14)  Includes 1,800 shares held in trust of which Mr. Schipke is trustee.

(15) Does not include 29,332 shares owned by Mr. St. George's wife, as to which Mr. St. George disclaims beneficial ownership.

                            EXECUTIVE COMPENSATION

  The following table provides information concerning compensation for the past three fiscal years of Legg Mason's Chief Executive Officer and each of the four other most highly compensated executive officers.

                          Summary Compensation Table

                                                                     Long-Term
                                    Annual Compensation            Compensation
                              -------------------------------- ------------------------
                                                               Restricted
Name and Principal                                Other Annual   Stock        Options      All Other
Position                 Year  Salary   Bonus(1)  Compensation Awards(2)     Granted(#) Compensation(3)
------------------       ---- -------- ---------- ------------ ----------    ---------- ---------------
Raymond A. Mason........ 2001 $327,500 $6,650,000    $1,993            --     100,000      $ 28,428
 Chairman of the Board,  2000  300,000  6,800,000     1,899            --          --        40,211
  President              1999  295,833  4,759,000     1,651    $2,220,000(4)   60,000        45,087
 and Chief Executive
  Officer

James W. Brinkley....... 2001 $272,920 $2,950,000    $2,085            --      27,000      $145,394
 Senior Executive Vice   2000  249,996  3,100,000     1,968            --          --       127,459
  President              1999  247,913  2,300,000     1,684            --      25,000        98,492

Thomas P. Mulroy(5)..... 2001 $238,333 $1,350,000    $1,843    $  150,000(6)   18,000      $ 12,731
 Senior Vice President

Timothy C. Scheve....... 2001 $238,750 $1,440,000        --    $  160,000(6)   18,000      $ 12,731
 Senior Executive Vice   2000  223,750  1,625,000        --            --      20,000        11,600
  President              1999  205,833    850,000        --            --      18,000         8,800

Edward A. Taber, III.... 2001 $239,167 $1,440,000        --    $  160,000(6)   12,000      $ 12,731
 Senior Executive Vice   2000  230,004  1,600,000        --            --      12,000        11,600
  President              1999  229,170  1,350,000        --            --      18,000         8,800

--------
(1) Each fiscal year Legg Mason sets aside an executive bonus pool in an amount up to 10% of Legg Mason's pre-tax income for the fiscal year (before deducting the bonuses). The selection of the participants in the pool, the total amount received for bonuses, and the allocation of incentive bonuses among the executive officers identified in this table is determined by the Compensation Committee as described in the Compensation Committee Report on Executive Compensation.

(2) Awards have been valued for this table using the closing price of Legg Mason Common Stock on the New York Stock Exchange on the grant date of the award.

(3) Amounts for fiscal 2001 include $12,731 for each individual contributed under the Legg Mason Profit Sharing and 401(k) Plan and Trust, and include for Messrs. Mason and Brinkley, respectively, $15,697 and $132,663 of commissions earned from securities brokerage activities.

(4) The 80,000 shares of restricted stock granted to Mr. Mason vest in 25% annual increments commencing December 8, 1999. Mr. Mason receives the dividends paid on this stock. As of March 31, 2001, the number and value of shares of restricted stock held by Mr. Mason was 40,000 shares and $1,684,000.

(5)  Mr. Mulroy became an executive officer of Legg Mason during fiscal 2001.

(6) On May 15, 2001, Messrs. Mulroy, Scheve and Taber were granted 3,216, 3,431 and 3,431 shares of restricted stock, respectively, in lieu of receiving a portion of their annual cash bonuses for fiscal 2001. These individuals receive the dividends paid on this restricted stock. The shares vest in 33% annual increments commencing May 15, 2002. Prior to the grants, these individuals owned no restricted stock.

                                 STOCK OPTIONS

  The following table summarizes option grants made by Legg Mason during the fiscal year ended March 31, 2001 to the executive officers named in the Summary Compensation Table.

                         Option Grants in Fiscal 2001

                                Individual Grants(1)
                         -----------------------------------
                         Number of    % of Total
                         Securities    Options
                         Underlying   Granted to   Exercise
                          Options     Employees      Price   Expiration    Grant Date
      Name                Granted   in Fiscal Year ($/Share)    Date    Present Value(2)
      ----               ---------- -------------- --------- ---------- ----------------
Raymond A. Mason........  100,000        4.94%      $52.90   7/22/2008     $2,325,330
James W. Brinkley.......   27,000        1.33        52.90   7/22/2008        627,839
Thomas P. Mulroy........   18,000        0.89        52.90   7/22/2008        418,559
Timothy C. Scheve.......   18,000        0.89        52.90   7/22/2008        418,559
Edward A. Taber, III....   12,000        0.59        52.90   7/22/2008        279,040

--------
(1) Option grants made pursuant to the Legg Mason, Inc. 1996 Equity Incentive Plan. The exercise price of each option granted under the Plan is not less than the fair market value of the Common Stock on the grant date. Options generally are not exercisable during the first year after the date of grant, and thereafter generally become exercisable in cumulative installments of 20% on each anniversary of the date of grant, so that the options are fully exercisable on and after 5 years from the date of grant until the eighth year following that date, subject in all cases to accelerated vesting in certain circumstances. Option holders may use previously owned shares to pay all or part of the exercise price.

(2) The stock options were valued using the Black-Scholes Option Pricing Model. The following assumptions were made for purposes of calculating the Grant Date Present Value: an expected option term of 8 years to exercise; a dividend yield of .85%; stock price volatility of 29.25%, based upon the daily Common Stock market price for the 8 years prior to the grant date; and risk-free interest rate of 6.17%. The actual value realized, if any, on stock option exercises will be dependent on overall market conditions and the future performance of Legg Mason and its Common Stock. Legg Mason cannot be certain that the actual value realized will approximate the amount calculated under the valuation model.

  The following table summarizes option exercises during the fiscal year ended March 31, 2001 by the executive officers named in the Summary Compensation Table and the value of their unexercised options at March 31, 2001.

  Aggregate Option Exercises During Fiscal 2001 and Value of Options Held at
                                March 31, 2001

                                                   Number of Securities      Value of Unexercised
                          Number of               Underlying Unexercised    In-the-Money Options at
                           Shares                Options at March 31, 2001     March 31, 2001(1)
                         Acquired on    Value    ------------------------- -------------------------
      Name                Exercise   Realized(1) Exercisable Unexercisable Exercisable Unexercisable
      ----               ----------- ----------- ----------- ------------- ----------- -------------
Raymond A. Mason........   43,896    $1,163,535    230,668      314,666    $6,494,403   $4,912,957
James W. Brinkley.......       --            --     96,128       49,200     2,967,935      332,022
Thomas P. Mulroy........   18,584       663,762     23,808       56,192       381,474      461,346
Timothy C. Scheve.......    8,000       257,280     54,804       56,192     1,500,756      461,346
Edward A. Taber, III....   11,000       484,701     59,568       44,096     1,822,584      529,682

--------
(1) Value realized and value of unexercised options are calculated by determining the difference between the fair market value of the shares underlying the options and the exercise price of the options at exercise or March 31, 2001, respectively.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Legg Mason's executive compensation program is designed to attract, motivate and retain the management talent needed to strengthen Legg Mason's position in the financial services industry and to achieve its business objectives.

  Salaries of senior executive officers are set at levels which the Compensation Committee (the "Committee") of the Board of Directors believes are competitive with salaries of executives in similar positions at comparable financial services companies. In addition, in determining senior executive compensation, the Committee places substantial emphasis on incentive compensation directly related to short and long-term corporate performance through annual cash bonuses and stock option grants. The members of the Committee are all non-employee directors.

  As is common in the financial services industry, a significant portion of total cash compensation of Legg Mason's executive officers is paid in the form of annual bonuses. For example, in fiscal 2001, approximately 95% of the annual cash compensation of Raymond A. Mason, Legg Mason's Chief Executive Officer ("CEO"), was paid as an annual bonus. This is intended to maximize the portion of an individual's compensation that is subject to fluctuation each year based upon corporate and individual performance.

  The compensation program is structured to recognize each executive's level of responsibility and to reward exceptional individual and corporate performance. The program takes into account both annual operating results and the desirability of providing incentives for future improvement. This includes the ability to implement Legg Mason's business plans as well as to react to unanticipated external factors which can have a significant impact on corporate performance. Compensation decisions for all executives, including the CEO, are based on the same criteria.

  In carrying out its responsibilities, the Committee has from time to time availed itself of independent consulting advice in connection with its consideration of executive compensation plans.

  There are three major components of Legg Mason's executive compensation program: base salary, short-term awards, and long-term incentive awards.

Base Salary

  A competitive base salary is important in fostering a career orientation among executives consistent with the long-term nature of Legg Mason's business objectives. The Committee determines the salary of the CEO and Legg Mason's other senior executive officers based on its consideration of the CEO's recommendations.

  Salaries and salary adjustments are based on the responsibilities, performance and experience of each executive, regular reviews of competitive positioning (comparing Legg Mason's salary structure with that of similar companies) and business performance. While there is no specific weighting of these factors, the responsibilities, performance and experience of each executive and reviews of competitive positioning are the most important considerations.

  Raymond A. Mason, Legg Mason's CEO, has more than 35 years of service with Legg Mason. The Committee established his fiscal 2001 salary based upon competitive positioning and Legg Mason's overall compensation approach of limiting base salary levels and emphasizing incentive compensation.

Short-Term Awards

  Short-term awards to executives are based on Legg Mason's fiscal year operating results and recognize contributions to the business during the fiscal year.

  Legg Mason's Executive Incentive Compensation Plan provides for an executive bonus pool in an amount up to 10% of Legg Mason's pre-tax income (calculated before deduction of the bonuses) for annual awards to the CEO and other key executive officers selected by the Committee. During the first quarter of the fiscal year the Committee established maximum percentage allocations of the total pool for certain key executive officers. Mr. Mason's maximum percentage allocation was established at 35%. The pre-established maximum percentage allocation and the specific bonus the CEO and each of the other selected executives receives within the amount determined pursuant to the pre-established percentage allocation is dependent on the executive's level of responsibility and individual performance. The Committee annually evaluates levels of responsibility without regard to any specific formula. Assessments of individual performance are made annually by the Committee after receiving the evaluations and recommendations of the CEO. These assessments are based on a number of factors, including individual and corporate performance, initiative, business judgment and management skills.

  Total bonuses (including restricted stock awards) to the CEO and the four other named executive officers with respect to fiscal 2001 aggregated 5.1% of pre-tax income (before deduction of the bonuses), with 46.5% of the total bonuses being awarded to Mr. Mason. For certain executive officers, not including Mr. Mason, the Committee approved the issuance of restricted shares of Common Stock in May 2001 in lieu of paying a portion of their cash bonuses for fiscal 2001 under the Executive Incentive Compensation Plan. The portion of the total bonus pool awarded to Mr. Mason for fiscal 2001 reflects his significant personal contributions to the business and his leadership in building Legg Mason's revenues, earnings and capital position. The award was based on the Committee's general evaluation of Mr. Mason's overall contribution as CEO to Legg Mason's performance levels. The Committee believes that Mr. Mason's salary and cash bonus were appropriate in relation to compensation of CEOs of comparable companies, taking into account the size and business results of Legg Mason and those companies.

  Section 162(m) of the Internal Revenue Code limits deductions for certain annual compensation in excess of $1,000,000 paid to individuals required to be named in the summary compensation table in proxy statements of public companies. The Committee believes it is important to balance the effectiveness of executive compensation plans with the materiality of potentially reduced tax deductions. Accordingly, the Committee may authorize payments that may not be fully deductible if the Committee believes it is in the interest of Legg Mason to do so.

Long-Term Incentive Awards

  Long-term incentive awards are designed to reinforce the importance of building long-term value for Legg Mason's stockholders. All long-term incentive awards made in fiscal 2001 were made under the stockholder-approved Legg Mason, Inc. 1996 Equity Incentive Plan.

  Stock options and restricted shares of Common Stock were the only long-term incentives granted to executive officers for fiscal 2001. The Committee believes that stock option grants focus management's attention on long-term growth in stockholder value and stock price appreciation. Generally, options have a term of up to 10 years, are granted at the fair market value of Legg Mason Common Stock on the date of grant, and an initial portion of the options becomes exercisable one year from date of grant, with the balance becoming exercisable in increments over the ensuing four years. Generally, recipients must remain in Legg Mason's employ to exercise their options.

  The number of options that the Committee grants to executive officers is based on individual performance (determined as described under "Short-Term Awards") and level of responsibility, and is determined by the Committee after considering the recommendations of the CEO. In some years, the Committee may not grant a long-term incentive award to an executive officer in spite of his or her individual performance and level of responsibility if it determines that the officer has sufficient outstanding long-term incentive awards from prior fiscal years. Award levels must be sufficient in size so that executives develop strong incentives to achieve long-term corporate goals.

  In order to increase stock ownership of executive officers, the Committee granted restricted shares of Common Stock to certain executive officers in lieu of paying a portion of their cash bonuses for fiscal 2001 under Legg Mason's Executive Incentive Compensation Plan. In May 2001 each recipient was granted shares that had a fair market value, on the date the Committee approved the grant, equal to the amount of cash bonus that was withheld. One-third of the shares of restricted stock granted vest on each of the first three anniversaries of the grant date. Prior to vesting, the shares may not be transferred and are generally subject to forfeiture if the executive officer ceases to be employed by Legg Mason.

                                          COMPENSATION COMMITTEE
                                            John E. Koerner, III, Chairman
                                            Margaret DeB. Tutwiler
                                            James E. Ukrop

Compensation Committee Interlocks and Insider Participation

  During the fiscal year ended March 31, 2001, John E. Koerner, III, Margaret DeB. Tutwiler and James E. Ukrop served on the Compensation Committee. None of these individuals has ever been an officer or employee of Legg Mason or any of its subsidiaries and no "compensation committee interlocks" existed during fiscal 2001.

                            AUDIT COMMITTEE REPORT

  The Audit Committee of the Board of Directors assists the Board of Directors in its oversight of the financial reporting of Legg Mason and its subsidiaries, Legg Mason's financial reporting process and internal control systems, Legg Mason's audit process and Legg Mason's process for monitoring compliance with laws and regulations by Legg Mason and its subsidiaries. The Audit Committee is composed of three non-employee directors and operates under a written charter adopted by the Board of Directors. A copy of that charter is attached to this Proxy Statement as Exhibit A. Each Audit Committee member is independent as required by the listing standards of the New York Stock Exchange.

  Legg Mason's management is responsible for the financial reporting process, including the system of internal controls, and for the preparation, presentation and integrity of consolidated financial statements in accordance with generally accepted accounting principles. Legg Mason's independent auditors are responsible for auditing those financial statements in accordance with generally accepted auditing standards. The Audit Committee monitors and reviews these processes. However, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. The members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to below do not assure that the audit of Legg Mason's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Legg Mason's independent auditors are in fact independent.

  In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements of Legg Mason as of and for the fiscal year ended March 31, 2001 with management and Legg Mason's independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." Furthermore, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors their independence from Legg Mason and its management. When considering the independent auditors' independence, the Audit Committee considered whether their provision of services to Legg Mason beyond those rendered in connection with their audit and review of Legg Mason's consolidated financial statements was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the amount of fees paid to the independent auditors for audit and non-audit services.

  Based on the reports and discussions described in this Report, and subject to the limitations on the Audit Committee's role and responsibilities referred to above, the Audit Committee has recommended to the Board of Directors that Legg Mason's audited consolidated financial statements as of and for the fiscal year ended March 31, 2001 be included in Legg Mason's Annual Report on Form 10-K.

                                          AUDIT COMMITTEE
                                            Nicholas J. St. George, Chairman
                                            Edward I. O'Brien
                                            Roger W. Schipke

                            STOCK PERFORMANCE GRAPH

  The graph below compares the cumulative total stockholder return on Legg Mason's Common Stock for the last five fiscal years with the cumulative total return of the S&P 500 Stock Index and the SNL Securities and Investments Index (the "SNL Securities Index") over the same period (assuming the investment of $100 in each on March 31, 1996, and the reinvestment of all dividends). The SNL Securities Index consists of 83 publicly held broker dealer and investment adviser firms. The graph also shows the stockholder return over the period of the Regional Sub-Index of the Financial Service Analytics Brokerage Stock Price Index ("FSA Regional"). Legg Mason believes that the FSA Regional, which consists of 4 publicly held regional securities firms and Legg Mason, is no longer an appropriate index to compare to its Common Stock performance because Legg Mason's business has changed into that of an investment adviser more than that of a regional securities firm and because industry consolidation has resulted in Legg Mason Common Stock constituting too large a portion of the FSA Regional.


                                    [GRAPH]


                                   Fiscal Year Ended March 31,

                        1996    1997     1998     1999     2000      2001


Legg Mason              $100    $147     $278     $319     $412      $404
S&P 500 Stock Index      100     120      177      210      248       194
SNL Securities Index     100     126      257      341      476       365
FSA Regional             100     143      269      259      306       373

                             CERTAIN TRANSACTIONS

  From April 2000 through July 2000, Legg Mason paid approximately $1,500,000 to the law firm of Ballard Spahr Andrews & Ingersoll for legal services and related expenses. The daughter of Charles A. Bacigalupo, who until July 2000 was a Senior Vice President, the Secretary and a director of Legg Mason, is a partner of that law firm.

  During fiscal 2001, Legg Mason engaged RTKL Associates, Inc. ("RTKL") to perform architectural and engineering services for Legg Mason. Approximately $297,000 was paid by Legg Mason for these services during the fiscal year ended March 31, 2001. Harold L. Adams, a director of Legg Mason, is the Chief Executive Officer and Chairman of RTKL.

  On December 8, 1998, Legg Mason loaned to Raymond A. Mason, Legg Mason's Chairman of the Board, President and Chief Executive Officer, $3,378,750 to finance the purchase of 120,000 shares of Legg Mason Common Stock from Legg Mason. The loan is full recourse, is secured by a pledge of the shares, and accrues interest at a rate of 4.47% per annum, compounded semi-annually. The principal amount is due in full at maturity on June 8, 2006 and interest payments are due on June 8 of each year. As of May 31, 2001, the amount of indebtedness outstanding under this loan was $3,378,750, plus accrued interest.

  In the ordinary course of its business, Legg Mason has extended credit to certain of its directors and executive officers in connection with their purchases of securities in margin accounts. These extensions of credit have been made on terms comparable to loans to unaffiliated customers, and no such extension has resulted in a loss to Legg Mason.

               AMENDMENT OF LEGG MASON WOOD WALKER, INCORPORATED
                   DEFERRED COMPENSATION PHANTOM STOCK PLAN

  In December 1988, the Board of Directors of LMWW adopted the Legg Mason Wood Walker, Incorporated Deferred Compensation Phantom Stock Plan (the "Phantom Plan"). The Phantom Plan was approved by the Legg Mason Board of Directors on January 24, 1989 and by the stockholders of Legg Mason on July 27, 1989. The Phantom Plan is intended to provide supplemental retirement benefits to employees of Legg Mason's subsidiaries whose salary reduction contributions under Legg Mason's profit sharing and 401(k) plan are restricted by limitations imposed by the federal tax code. The Phantom Plan currently provides that eligible employees may elect to defer from 1% to 8% of their annual compensation, but no more than $50,000 in any one year. Deferred amounts are credited to an unfunded "phantom stock" account as follows: the first $25,000 deferred in a year is credited to a number of phantom stock units based on a unit price equal to 95% of the five day average market price for a share of Legg Mason Common Stock; and any remaining amounts deferred are credited to a number of phantom stock units based on a unit price equal to 100% of that average market price. On April 24, 2001, the Legg Mason Board of Directors approved an amendment to the Phantom Stock Plan that would:

  . increase the maximum percentage of annual compensation that may be deferred under the Phantom Plan from 8% to 13%;

  . increase the maximum dollar amount of annual compensation that may be deferred under the Phantom Plan from $50,000 to $60,000; and

  . revise the crediting of deferred amounts to phantom stock units so that all amounts deferred are credited to a number of phantom stock units based on a unit price equal to 90% of the five day average market price for a share of Legg Mason Common Stock.

  This amendment to the Phantom Plan is being submitted to the stockholders of Legg Mason for approval. If approved by the stockholders, this amendment will take effect in calendar year 2002. The Board of Directors believes that the amendment to the Phantom Plan is in the best interests of Legg Mason and its stockholders and recommends that the stockholders approve the amendment.

  The benefits to be awarded to executive officers and other employees of Legg Mason under the Phantom Plan in the future are not presently determinable. The table below lists the benefits received under the Phantom Plan (including employee contributions) for the calendar year ended December 31, 2000 by the named executive officers, all executive officers as a group and all non-executive officer employees as a group.

                           Phantom Plan Benefits(1)

                                                     Dollar Value
                                                     Under Plan as
                                                      Proposed to   Phantom Stock Units(3)
                           Dollar    Phantom Stock        be         Granted under Plan as
   Name and Position      Value(2)  Units(3) Granted Amended(2)(4) Proposed to be Amended(4)
   -----------------     ---------- ---------------- ------------- -------------------------
Raymond A. Mason........ $   34,401         836       $   36,319                883
 Chairman of the Board,
 President
 and Chief Executive
 Officer
James W. Brinkley.......     57,154       1,389           61,520              1,495
 Senior Executive Vice
 President
Thomas P. Mulroy........     52,799       1,283           56,923              1,383
 Senior Vice President
Timothy C. Scheve.......         --          --               --                 --
 Senior Executive Vice
 President
Edward A. Taber, III....         --          --               --                 --
 Senior Executive Vice
 President
All executive officers      361,676       8,788          389,158              9,456
 as a group.............
All non-executive
 officer employees
 as a group.............  7,923,042     192,522        8,437,473            205,022

--------
(1)  Non-employee directors are not eligible to participate in the Phantom
     Plan.
(2) Calculated by multiplying Phantom Stock Units acquired during the year by the five day average market price for Common Stock for the period ending March 30, 2001.
(3) Phantom Stock Units are paid out in shares of Common Stock on a one-for-one basis.
(4)  Assumes amounts elected to be deferred would not have changed.

Description of the Phantom Plan

  Under the Phantom Plan, eligible employees may make annual elections to defer receipt of compensation until termination of employment. The participant may elect to defer from 1% to 8% of his or her annual compensation, however the amount deferred for any one year may not exceed $50,000. The amount deferred by each participant is credited to an unfunded "phantom stock" account containing a number of phantom stock units as follows: the first $25,000 deferred in any year is credited to a number of phantom stock units based on a unit price equal to 95% of a five day average market price for a share of Legg Mason Common Stock and any remaining amounts deferred are credited to a number of phantom stock units based on a unit price equal to 100% of that five day average market price. The number of phantom stock units credited to an account will be adjusted over the deferral period to account for any stock dividends, stock splits and similar events. Dividends paid on Common Stock are credited to phantom stock accounts by adding a number of phantom stock units based on a unit price equal to 95% of the five day average market price for a share of Common Stock. Upon the participant's retirement, death or other termination of employment, LMWW will distribute to the participant a number of shares of Common Stock (in a lump sum or in periodic installments, at the participant's election) equal to the number of phantom stock units in the account. Contributions to the Phantom Stock Plan are not recognized as income for tax purposes until the shares are paid out. The board of directors of LMWW may amend the Phantom Plan at any time, provided that no such amendment may affect the rights of any participant to payment of the amount in his or her account. A committee appointed by the board of directors of LMWW designates the employees who are eligible to participate. The number of employees eligible to participate as of March 31, 2001 was approximately 1,500. See the discussion above for a description of how the Phantom Plan will change if the amendment is approved by the stockholders.

           REAPPROVAL OF LEGG MASON, INC. 1996 EQUITY INCENTIVE PLAN

  In 1996, the Compensation Committee of the Board of Directors (the "Committee") adopted and the Board of Directors (the "Board") and stockholders approved the Legg Mason, Inc. 1996 Equity Incentive Plan (the "Plan"). In 1999, the Committee adopted and the Board and stockholders approved an amendment to the Plan increasing the number of shares covered by the Plan. In order to meet the requirements of Section 162(m) of the federal tax code, the Plan must be resubmitted to, and reapproved by, stockholders every five years. Accordingly, in April 2001, the Board approved submitting the Plan for reapproval by a vote of stockholders at the 2001 Annual Meeting.

  The purpose of the Plan is to provide key employees of Legg Mason and its subsidiaries various stock ownership and performance incentives toward achievement of continued growth, profitability, and success of Legg Mason. The Plan covers a total of 13,000,000 shares of Common Stock.

  Reapproval of the Plan by Legg Mason's stockholders is required to maintain the feature of the Plan described below under the heading "Awards Subject to
Section 162(m)." Although this feature has yet to be used, the Board believes that it is important to maintain the flexibility this feature provides and recommends that the stockholders reapprove the Plan. If the stockholders do not reapprove the Plan, the Plan will continue to be available and grants will continue to be made under the Plan, but the Plan will not be available for the granting of performance-based compensation that meets the requirements of
Section 162(m) of the federal tax code as described below.

  The benefits to be awarded under the Plan to executive officers and other employees of Legg Mason in the future are not presently determinable. The benefits received under the Plan for fiscal 2001 by Legg Mason's CEO and four other most highly compensated executive officers are contained in the Option Grants in Fiscal 2001 table and Summary Compensation Table contained above. In fiscal 2001, the Committee granted options to acquire 313,000 shares of Common Stock to all executive officers as a group and options to acquire 1,710,310 shares of Common Stock to all non-executive officer employees as a group. The aggregate grant date present value of these options, calculated using the Black-Scholes Option Pricing Model, is approximately $7,278,000 and $33,266,000, respectively.

  The closing price of Legg Mason's Common Stock on the New York Stock Exchange on June 15, 2001 was $46.80 per share.

Description of the Plan

  General. Subject to adjustment in certain circumstances as discussed below, up to 13,000,000 shares of Common Stock may be issued under the Plan. Shares subject to grants under the Plan will be re-available to be included in other awards in the following circumstances:

  . to the extent awards under the Plan expire or are terminated for any reason without being exercised;

  .  if the shares of Common Stock subject to an award are forfeited;

  . if the Committee permits the shares to be exchanged for awards not involving Common Stock; or

  . if the recipient uses the shares for the payment of the purchase price of shares upon exercise of a stock option.

  Administration of the Plan. The Committee administers and interprets the Plan and has the sole authority to determine

  .  persons to whom awards may be granted under the Plan,

  .  the type, size and other terms and conditions of each award,

  . the time when the awards will be made and the duration of any applicable exercise or restriction period, including the criteria for vesting and the acceleration of vesting, and

  .  any other matters arising under the Plan.

Except as provided by Rule 16b-3 under the Exchange Act or Section 162(m) of the federal tax code, the Plan authorizes the Committee to delegate its authority and duties under the Plan in certain circumstances to the Chief Executive Officer and other senior officers of Legg Mason.

  The Committee has full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion.

  Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options; (2) stock appreciation rights ("SARs"), in tandem with stock options or freestanding; (3) Common Stock of Legg Mason, including restricted Common Stock, or Common Stock derivatives; (4) Common Stock units; (5) performance units; (6) performance shares; and (7) any other awards which are established by the Committee and are consistent with the Plan's purpose. The Committee may grant these awards individually, in combination or in tandem.

  Eligibility for Participation. Awards may be made to any key employee (including officers and directors) of Legg Mason or any of its subsidiaries as designated by the Committee. During the fiscal year ended March 31, 2001, 743 employees received awards under the Plan. Subject to adjustment as described below, during any calendar year no participant may receive awards for more than 666,666 shares of Common Stock issued or available for issuance under the Plan.

  Stock Options. Stock options granted under the Plan may consist of:

  . options intended to qualify as incentive stock options ("ISOs") within the meaning of section 422 of the federal tax code; and

  . so-called "nonqualified stock options" that are not intended to so qualify ("NQSOs").

All Stock options are subject to the terms and conditions set forth in the Plan as the Committee deems appropriate and as are specified in writing by the Committee to the participant in an award notice. The Committee must approve the form and provisions of each award notice.

  The Committee fixes the option price per share at the date of grant. The option price of any ISO granted under the Plan will not be less than the fair market value of the underlying shares of Common Stock on the date of grant, and the option price of an ISO granted to an employee who owns more than 10% of the Common Stock will not be less than 110% of the fair market value of the underlying shares of Common Stock on the date of grant. The option price of an NQSO may be greater than, equal to or less than the fair market value of the underlying shares of Common Stock on the date of grant, however the option price may not be less than 50 percent of the fair market value of the Common Stock on the date of grant.

  The Committee determines the term of each option, however the exercise period may not exceed ten years from the date of grant, and the exercise period of an ISO granted to an employee who owns more than 10% of the Common Stock may not exceed five years from the date of grant. ISOs will be treated as NQSOs to the extent that the aggregate fair market value of shares of Common Stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a participant during any calendar year exceeds $100,000.

  The Committee determines the exercisability of stock options and specifies this in the award notice. The Committee may also accelerate the exercisability of any stock option. A participant, or, in the discretion of the Committee, a properly authorized broker-dealer on behalf of a participant, may exercise a stock option by delivering notice of exercise to the Committee with accompanying payment of the option price. Under the Plan, a participant may pay the option price

  .  in cash, or by check, bank draft or money order,

  . by delivering shares of Common Stock or restricted Common Stock as to which restrictions have lapsed owned by the participant and having a fair market value on the date of exercise equal to the option price, or

  .  by any combination of the foregoing.

The participant must pay, at the time of exercise, the option price and the amount of any federal, state or local withholding tax due in connection with such stock option exercise. If the Committee approves, participants may elect to satisfy income tax withholding obligations by having shares withheld.

  Stock Appreciation Rights. The Committee may grant SARs alone ("Freestanding SARs") or in tandem with any stock option ("Tandem SARs"). A SAR entitles the participant, upon exercise, to receive the amount by which the fair market value of Common Stock on the date of exercise exceeds the fair market value of the stock on the date of grant.

  A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. A Tandem SAR is exercisable to the extent its related stock option is exercisable and the exercise price of the SAR is the same as the option price under the related stock option. Upon the exercise of a stock option as to some or all of the shares covered by the award, the related Tandem SAR is canceled automatically to the extent of the number of shares covered by the stock option exercise.

  The Committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR. However, the exercise price of a Freestanding SAR will in no event be less than 50% of the fair market value of the Common Stock on the date of the grant of the Freestanding SAR.

  Stock Awards. The Committee may grant awards in the form of shares of Common Stock, restricted shares of Common Stock or Common Stock derivatives ("Stock Awards"). Stock Awards may be granted purely as a bonus, subject to certain performance goals that meet the requirements of Section 162(m) of the federal tax code, or for consideration, subject to any conditions and restrictions the Committee imposes.

  Performance Shares. The Committee may grant performance shares, which are either shares of Common Stock of Legg Mason or units which are expressed in terms of Common Stock of Legg Mason. Performance share awards are contingent upon the attainment over a period to be determined by the Committee (the "Performance Period") of certain performance objectives. The Committee will also determine the performance objectives to be achieved during a Performance Period and the measure of whether and to what degree the objectives have been attained.

  Performance Units. The Committee may grant performance units, which are units valued by reference to criteria chosen by the Committee other than Common Stock. Performance units are similar to performance shares in that they are contingently awarded based on the attainment over a Performance Period of certain performance objectives. The length of the Performance Period, the performance objectives to be achieved during the Performance Period, and the measure of whether and to what degree such objectives have been achieved, will be determined by the Committee.

  Awards subject to Section 162(m). Section 162(m) of the federal tax code generally disallows a public company's deductions for employee remuneration exceeding $1,000,000 per year for the CEO and any of the other four most highly compensated executive officers of the company, but contains an exception for qualified "performance-based compensation." Compensation is performance-based if it is payable solely on account of the achievement of one or more objective business criteria.

  Section 162(m) of the federal tax code requires that a compensation committee consisting of two or more "outside directors" establish performance standards that must be met before performance-based remuneration may be awarded. The committee also must certify that the performance standards have actually been met before payment of the remuneration. Finally, the law requires that the performance standards be disclosed to and approved by the shareholders.

  The Plan provides that within 90 days after the start of each fiscal year or Performance Period, the Committee will

  . designate the participants who are subject to the provisions of section 162(m) of the federal tax code,

  . select the performance goal or goals applicable to the year or other Performance Period, and

  . establish the amount or number, and the method of computing the amount or number of Stock Awards, performance shares or performance units which may be granted, or the amount of any loan made under the Plan which may be forgiven, upon the attainment of the performance goals.

  The performance goals shall be limited to one or more of the following:

  .  future economic value per share of Common Stock;

  .  earnings per share;

  .  return on average common equity;

  .  pre-tax income;

  .  pre-tax operating income;

  .  net revenue;

  .  net income;

  .  profits before taxes;

  .  book value per share;

  .  stock price; and

  . earnings available to common stockholders.

  Following the completion of each fiscal year or other Performance Period, the Committee will certify in writing whether the applicable performance goals have been achieved for the applicable period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to Section 162(m) participants, or the amount of any loan forgiven on behalf of any such participant, for the period. Legg Mason will pay the amounts due to a participant following the end of the applicable fiscal year or Performance Period after the certification by the Committee. The maximum annual amount that may be paid to, or the amount of any loan that may be forgiven on behalf of, a Section 162(m) participant for the 2002 fiscal year may not exceed $3,221,000, and for each subsequent fiscal year may not exceed 110% of the maximum amount for the preceding fiscal year. In determining this maximum amount, the value of any stock options granted to a Section 162(m) participant will not be included.

  Other Terms of Awards. The Plan authorizes awards to be paid in cash, Common Stock, Common Stock derivatives, a combination of the foregoing, or any other form of property, as determined by the Committee. In addition, the Plan provides that the Committee may authorize the making of loans or cash payments to participants in connection with any award under the Plan or to be used to exercise a stock option or to pay any consideration required in connection with a Stock Award. These loans may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to the award (so long as the amount of the loan does not exceed the fair market value of the security subject to the award), and may be forgiven upon the terms and conditions established by the Committee at the time of the loans or at any time thereafter, including the attainment of performance goals that meet the requirement of Section 162(m) of the federal tax code. If an award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may include as part of the award an entitlement to receive dividends or dividend equivalents. At the discretion of the Committee, a participant may defer payment of a Stock Award, performance share, performance unit, dividend, or dividend equivalent.

  The Plan provides for the forfeiture of awards in the event of termination of employment for a reason other than death, disability, retirement, or any other approved reason. The Plan authorizes the Committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded a participant under the Plan in the event of his death, disability, retirement, or termination for any other approved reason, however to the extent that an ISO is not treated as an NQSO, an ISO may not be exercised more than 90 days following the participant's termination of employment for any reason other than disability, and in the case of termination of employment because of a disability, the ISO may not be exercised more than one year following the termination.

  The Committee may, in an award notice or otherwise, establish terms, conditions, restrictions and/or limitations governing the grant of any award that are not inconsistent with the Plan.

  Restrictions on Transferability of Awards. No awards under the Plan may be transferred, except by will or the laws of descent and distribution, except that if permitted by the Committee and subject to any terms and conditions specified by the Committee, the participant may transfer an award to the participant's family members or to one or more trusts established in whole or in part for the benefit of one or more family members, however the restrictions in this sentence do not apply to any restricted shares of Common Stock received in connection with an award after the date that the restrictions on transferability of the shares have lapsed. During the lifetime of the participant, a stock option, SAR, or similar type of award shall be exercisable only by him or her or by the family member or trust to whom the stock option, SAR, or other award has been transferred in accordance with the previous sentence.

  Amendment, Term and Termination of the Plan. Legg Mason, through the Committee, may amend or terminate the Plan at any time, however the Committee may not, without stockholder or Board approval, as necessary,

  . adopt any amendment which would increase the maximum number of shares which may be issued under the Plan (except as described below),

  .  modify the Plan's eligibility requirements, or

  . make any amendment that requires stockholder approval pursuant to Rule 16b-3 of the Exchange Act or Section 162(m) of the federal tax code,

in each case as these provisions may be amended from time to time, without stockholder approval. The Plan became effective as of April 18, 1996, and will terminate on April 17, 2006, unless terminated earlier by the Board or extended by the Board with approval of the stockholders. No award may be made under the Plan after its termination, but earlier awards may extend beyond the date of termination.

  Adjustment Provisions. If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for awards, the shares subject to any existing award and the option prices or exercise prices of existing awards will be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of Legg Mason, or through any other transaction referred to in section 424(a) of the federal tax code, the Committee will make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the Plan and any adjustments and/or modifications to outstanding awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of Legg Mason, the Committee is authorized to make appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding awards.

  Federal Income Tax Consequences. There are no federal income tax consequences to participants or to Legg Mason upon the grant of an NQSO under the Plan. Upon the exercise of NQSOs, a participant will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the exercise price of the NQSO, and Legg Mason generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares of Common Stock acquired by exercise of an NQSO, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares of Common Stock were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares of Common Stock (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the NQSO).

  A participant who is granted an ISO will not recognize taxable income for purposes of the regular income tax, upon either the grant or exercise of the ISO. A participant who disposes of the shares of Common Stock acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date the shares were transferred to him will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option price (or the participant's other tax basis in the shares), and Legg Mason will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if a participant disposes of the shares of Common Stock acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and the option price, and Legg Mason will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held his or her shares of Common Stock prior to the disposition.

  Local and state tax authorities may also tax incentive compensation awarded under the Plan.

  Tax Withholding. Legg Mason may require a participant to pay Legg Mason the amount of any taxes which Legg Mason is required to withhold in connection with any award or to take whatever action Legg Mason deems necessary to satisfy any federal, state and local income and employment withholding tax obligations arising under the Plan. Legg Mason's obligation to issue shares of Common Stock upon the exercise of a stock option or any other award is conditioned upon the Committee being satisfied that the grantee has complied with any tax withholding requirements. Legg Mason may deduct from any cash payment under the Plan an amount sufficient to cover the participant's federal, state and local withholding tax obligations associated with the payment.

           APPROVAL OF LEGG MASON, INC. EMPLOYEE STOCK PURCHASE PLAN

  On April 24, 2001, the Board of Directors approved the Legg Mason, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). The purpose of the Stock Purchase Plan is to provide employees of Legg Mason and its subsidiaries with the opportunity to purchase shares of Legg Mason Common Stock through voluntary payroll deductions. The Stock Purchase Plan covers a total of 3,000,000 shares of Common Stock. Legg Mason intends to implement the Stock Purchase Plan, subject to stockholder approval, as soon as practicable after the 2001 Annual Meeting. When implemented, the Stock Purchase Plan will replace the employee stock purchase plan currently in effect. The benefits to be awarded under the Stock Purchase Plan to executive officers and other employees of Legg Mason will depend upon their participation elections and are not presently determinable.

  Any regular employee of Legg Mason or one of its participating subsidiaries is eligible to participate in the Stock Purchase Plan so long as the employee

  .  generally works more than 20 hours per week,

  .  generally works more than five months per year, and

  .  does not own 5% or more of the outstanding Common Stock.

The Committee will determine which Legg Mason subsidiaries are eligible to participate in the Stock Purchase Plan. As of March 31, 2001, there were approximately 5,150 employees who would have been eligible to participate in the Stock Purchase Plan had it been in effect. Each eligible employee who elects to participate may authorize payroll deductions of not less than 1% and not more than 10% of his or her regular compensation, but not more than $22,700 in any calendar year. The participant may increase or decrease the amount of deductions at any time, but not more than once during any calendar year. In addition, a participant may terminate payroll deductions under the Stock Purchase Plan at any time, but will not be allowed to resume payroll deductions before the beginning of the next calendar year after the date when the deductions terminate. Payroll deductions under the Stock Purchase Plan cease immediately upon the employee's retirement, resignation, death or other termination of employment.

  Legg Mason will contribute each month an amount equal to 10% of each participant's payroll deductions for the month. Legg Mason's Board of Directors may at any time increase or decrease the amount of the Legg Mason contribution, but may not increase it to more than 17.5% of employee contributions. Payroll deductions and Legg Mason contributions are accumulated and forwarded to a bank or other firm selected by Legg Mason (the "Agent"). As promptly as practicable after the end of each month, the Agent causes to be purchased on the open market as many shares of Common Stock as those funds will permit. The number of shares purchased depends upon the market price of the Common Stock at the time of each purchase. Shares purchased in each month are allocated on the basis of the average cost thereof among participants in proportion to the respective amount of funds contributed on behalf of each participant. Allocations are made in whole shares and fractional shares. The Stock Purchase Plan prevents any participant from acquiring under the plan in any year Common Stock with a market value when purchased in excess of $25,000, and payroll deductions in any year will cease if that threshold is reached.

  Shares of Common Stock purchased under the Stock Purchase Plan will be held by the Agent until the participant sells them or requests delivery of a certificate for the shares. The participant may request delivery of a certificate at any time (but only once in any year). If the participant elects to end payroll deductions, or if his or her employment terminates, a certificate will automatically be delivered to the participant unless he or she instructs the Agent to sell the shares. Dividends on shares held in an account will be automatically reinvested in shares of Common Stock.

  Legg Mason pays brokerage commissions and other charges with respect to purchases made under the Stock Purchase Plan and reinvestment of dividends under the Stock Purchase Plan. The participant may at any time instruct the Agent to sell all or any part of the shares held in his or her account, but partial sales are permitted only once in any year. Brokerage commissions and other charges in connection with sales are payable by the participant.

  Income taxes on the 10% Legg Mason contribution are deferred until the shares are sold or the participant dies. If the participant disposes of the shares within two years of purchase, the 10% Legg Mason contribution is taxable to the participant as ordinary income in the year of sale. If the shares are disposed of by the participant for more than their basis (i.e., the participant's cost plus the amount of taxable income recognized), the excess is taxable as long-term or short-term capital gain, depending on how long the shares were held; if the shares are sold for less than their basis, the loss is treated as a capital loss. If the participant disposes of the shares after holding them for at least two years, or dies while holding the shares (regardless of whether the two-year holding period has expired), the same tax treatment applies, except that the amount recognized as income rather than capital gain is limited to any amount by which the value of the shares when sold exceeds what the participant paid for the shares; if the value of the shares is less than what the participant paid, no income is recognized (and the participant has a capital loss for the difference). Legg Mason is not entitled to a tax deduction for its 10% contribution, except to the extent that the participant disposes of his or her shares before the expiration of the two-year holding period.

  Legg Mason's Board of Directors may amend the Stock Purchase Plan in any respect, except that certain amendments require the approval of Legg Mason's stockholders. Without that approval, no amendment may be made (a) increasing or decreasing the total number of shares covered by the Stock Purchase Plan (except pursuant to the anti-dilution provisions of the Stock Purchase Plan), or (b) modifying the eligibility requirements for participation in the Stock Purchase Plan. Legg Mason's Board of Directors may terminate the Stock Purchase Plan at any time, and it automatically terminates when all 3,000,000 authorized shares have been acquired.

                             INDEPENDENT AUDITORS

  The Board of Directors has selected PricewaterhouseCoopers LLP to be the independent auditors of Legg Mason for the fiscal year ending March 31, 2002. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

  The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of Legg Mason's and affiliates' annual financial statements for the fiscal year ended March 31, 2001 and for the reviews of the financial statements included in Legg Mason's Quarterly Reports on Form 10-Q for that fiscal year were $650,000.

Financial Information Systems Design and Implementation Fees

  No fees were billed by PricewaterhouseCoopers LLP for the fiscal year ended March 31, 2001 for professional services rendered for information technology services relating to financial information systems design and implementation.

All Other Fees

  The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to Legg Mason, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended March 31, 2001 were approximately $2,000,000. Of this amount, approximately $1,000,000 was paid for accounting services provided to mutual funds and offshore funds and approximately $600,000 was paid for acquisition-related tax and accounting services.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

  Legg Mason must receive in writing any stockholder proposal intended for inclusion in the proxy material for the 2002 Annual Meeting on or before February 21, 2002. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission. The persons named as proxies for the 2002 Annual Meeting will generally have discretionary authority to vote on any matter presented by a stockholder for action at the meeting. In the event Legg Mason receives notice of any stockholder proposal by May 7, 2002, then, if Legg Mason includes in its proxy statement advice on the nature of the matter and how the named proxies intend to vote the shares for which they have received discretionary authority, those proxies may exercise discretionary authority with respect to such matter, except to the extent limited by the Securities and Exchange Commission's rules governing stockholder proposals.

                       COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, Legg Mason's executive officers and directors are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of their ownership of Common Stock. Based solely on a review of copies of such reports furnished to Legg Mason, or written representations that no reports were required, Legg Mason believes that during the fiscal year ended March 31, 2001 its executive officers and directors complied with the
Section 16(a) requirements except that (a) Joseph A. Sullivan failed to report in his Form 3 report his ownership of (i) 6,048 phantom stock units under the Legg Mason Wood Walker, Incorporated Deferred Compensation Phantom Stock Plan, and (ii) 327.5 shares of Common Stock acquired under the Legg Mason, Inc. Employee Stock Purchase Plan, both of which were reported in subsequent amendments to the report, (b) the reports covering the acquisition of 13,933 phantom stock units under the Legg Mason Wood Walker, Incorporated Private Client Group Deferred Compensation Plan by Harry M. Ford, Jr. were filed late,
(c) the report covering a gift of 1,000 shares of Common Stock by James W. Brinkley was filed late and (d) the report covering a gift of 175 shares of Common Stock by Edmund J. Cashman, Jr. in December 1999 was filed late.

                                 OTHER MATTERS

  The Board of Directors of Legg Mason is not aware of any other matters to come before the meeting. If any other matters should come before the meeting, the persons named in the enclosed proxy will act thereon according to their best judgment.

                                          By order of the Board of Directors

                                          /s/ ROBERT F. PRICE
                                          ROBERT F. PRICE
                                          Secretary

                                                                      EXHIBIT A

            Charter of Responsibilities for the Audit Committee of
                  the Board of Directors of Legg Mason, Inc.

  The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Legg Mason, Inc. (the "Company") shall oversee the financial reporting of the Company and its subsidiaries; the Company's financial reporting process and internal control systems; the Company's audit process; and the Company's process for monitoring compliance with laws and regulations by the Company and its subsidiaries. Management of the Company is responsible for the content of financial reporting and for establishing and maintaining the financial, internal control and compliance systems.

  1. Structure: The Board shall appoint a Chairperson of the Committee, and determine the size, membership qualifications and composition of the Committee in accordance with the applicable rules of the Securities and Exchange Commission (the "SEC"), the New York Stock Exchange, Inc. (the "NYSE") and other applicable regulatory authorities. The Committee shall be provided all needed assistance by the Company's employees and may engage outside counsel and other professional advisers in the furtherance of its purpose.

  2. Meetings and Reports: The Committee shall meet not less than five (5) times each year. The Committee may invite to its meetings or meet privately with, among others, management and operating personnel of the Company, representatives of the Company's Internal Audit Department (the "Department") and the Company's independent public accountants (the "Accountants"). The Committee shall regularly report its activities to the Board and make appropriate recommendations.

  3. Responsibilities: In connection with its oversight duties, the Committee shall perform the following functions:

    a. Recommendation of Accountants--The Committee shall review the performance of the Accountants and recommend to the Board the appointment or discharge of the Accountants. The Accountants are ultimately accountable to the Board and the Committee, and the Board and the Committee shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Accountants.

    b. Accountants' independence--The Committee shall ensure that the Accountants submit to the Committee on a periodic basis a formal written statement delineating all relationships between the Accountants and the Company. The Committee shall actively engage in a dialogue with the Accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the Accountants and shall recommend that the Board take appropriate action in response to the Accountants' report to satisfy itself of the Accountants' independence.

    c. Accountants' audit plan review--The Committee shall review and discuss with the Accountants their proposed audit scope and approach, and any subsequent material changes thereto, to satisfy itself that, in the development of its audit plan, the Accountants have considered appropriate areas of the Company's operations and relevant Company and industry conditions and trends.

    d. Post-audit review--The Committee shall meet with the Accountants and appropriate representatives of management to review matters relating to the annual audit of the Company's financial statements, including any proposed audit adjustments thereto.

    e. Management letter review--The Committee shall review letters to management relating to the Company's internal control systems and related policies and procedures prepared by the Accountants and management's responses thereto.

    f. Required communication review--The Committee shall review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and their impact on the Company and its financial reporting.

    g. Annual and interim financial information review--The Committee shall discuss with the Accountants and the Company's management matters relating to annual and interim financial information and the reporting thereof to stockholders, the SEC, the NYSE or others.

    h. Changes in accounting or reporting practices--The Committee shall be kept informed by the Company's management and the Accountants of any actual or proposed changes in accounting or financial reporting practices.

    i. Review of activities of the Department--The Committee shall periodically review the effectiveness of the Department's function, activities and organizational structure. The Committee shall also review the Department's long range audit plan (the "Plan") as well as periodic reports provided by the Department setting forth its progress toward completion of the Plan, any significant changes to or deviations from the Plan, the results of completed internal audit procedures, and any other matters brought to the attention of the Committee by the Department.

    j. Review of regulatory examinations--The Committee shall review the reports of regulatory examinations relating to the affairs of the Company and its subsidiaries and management's responses thereto.

    k. Legal matters--The Committee shall review, with the Company's general counsel, any legal matters that could have a significant impact on the Company's financial statements, and the Company's compliance with laws and regulations.

    l. Investment of Company assets--The Committee shall monitor compliance with the Company's investment policy and approve exceptions or recommend them to the Board.

    m. Interested party transactions--The Committee shall review the procedures in effect for considering officers' and directors' perquisites and interested parties transactions.

  4. Communications with the Committee: The Committee shall make clear to the Accountants, the Department and the Company's management that if, at any time, matters come to their attention which they believe should be communicated to the Committee, such matters should be communicated immediately to the Chairman of the Committee. When any Committee member learns of information which he or she believes should be communicated to the Board, he or she shall promptly notify the Chairman of the Committee.

                                LEGG MASON, INC.
            Proxy for Annual Meeting of Stockholders, July 24, 2001


  The undersigned hereby appoints Raymond A. Mason, Robert F. Price and Timothy
C. Scheve, and each of them, as proxy, with full power of substitution, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Legg Mason, Inc., on July 24, 2001, at 10:00 a.m., and at any adjournment thereof.

     The Board of Directors recommends a vote FOR each of the items below.

1. FOR [ ] WITHHOLD [ ] The election of all Nominees for the Board of Directors listed (except as marked to the contrary):
   Nominees for the term expiring at the 2004 annual meeting

   Raymond A. Mason  James W. Brinkley  Edmund J. Cashman, Jr.  Harold L. Adams

(To withhold authority to vote for any individual nominee strike a line through the nominee's name)

2. FOR [ ] AGAINST [ ] ABSTAIN [ ] Amendment of the Legg Mason Wood Walker, Incorporated Deferred Compensation Phantom Stock Plan.

3. FOR [ ] AGAINST [ ] ABSTAIN [ ] Reapproval of the Legg Mason, Inc. 1996 Equity Incentive Plan.

4. FOR [ ] AGAINST [ ] ABSTAIN [ ] Approval of the Legg Mason, Inc. Employee Stock Purchase Plan.

5. To act upon any other matter which may properly come before the meeting or any adjournment thereof.

  This proxy will be voted on each of the foregoing items as specified by the person signing it, but if no specification is made the proxy will be voted FOR the election of Directors and FOR the other proposals.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                    IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

  Receipt of notice of the meeting, proxy statement and 2001 annual report is hereby acknowledged, and the terms of the notice and statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or adjournments thereof.

Dated.................... 2001         .......................................
                                                      (SEAL)

                                       .......................................
                                                      (SEAL)

Please date and then sign exactly as name appears to the left. If signing for a trust, estate, corporation or other legal entity, capacity or title should be stated. If shares are jointly owned, both owners should sign.

 PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                      LEGG MASON WOOD WALKER, INCORPORATED
                      ------------------------------------

                    DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                    ----------------------------------------

          (November, 2000 Amending Restatement, as Amended July, 2001)

                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
ARTICLE I      General..........................................  1

     1.1    Purpose of Plan ....................................  1
     1.2    Nature of Plan .....................................  1

ARTICLE II     Definitions .....................................  1

     2.1    Definitions ........................................  1

ARTICLE III    Eligibility and Participation ...................  3

     3.1    Requirements........................................  3
     3.2    Enrollment and Participation........................  4
     3.3    Change of Employment Category.......................  4
     3.4    Leaves of Absence...................................  4
     3.5    Termination of Employment...........................  4
     3.6    Failure to Participate on Entry Date................  4
     3.7    Inactive Participation..............................  4

ARTICLE IV     Deferral Elections...............................  5

     4.1    General.............................................  5
     4.2    Timing of Elections.................................  5
     4.3    Irrevocability of Elections.........................  5
     4.4    Financial Hardship..................................  5

ARTICLE V      Contributions....................................  6

     5.1    Nature of Contributions.............................  6
     5.2    Compensation Deferral Contributions.................  6

ARTICLE VI     Participant Accounts.............................  6

     6.1    Account Established for Each Participant............  6
     6.2    No Funding Requirement..............................  7
     6.3    Value Adjustments...................................  7

ARTICLE VII  Entitlement to Benefits..........................   9

     7.1   Termination of Employment..........................   9
     7.2   Death..............................................   9

ARTICLE VIII Distribution of Benefits.........................   9

     8.1   Benefits During Lifetime...........................   9
     8.2   Death Benefits.....................................  10
     8.3   Payment Option Elections...........................  10
     8.4   Mode of Distribution...............................  10
     8.5   Deductions.........................................  10
     8.6   Payment to Minor or Incompetent....................  11
     8.7   Qualified Domestic Relations Order.................  11
     8.8   Location of Participants and Beneficiaries.........  11

ARTICLE IX  Administration....................................  12

     9.1   Administrative Authority...........................  12
     9.2   Company Administration.............................  12
     9.3   Administrative Committee...........................  13

ARTICLE X   Amendment and Termination.........................  14

     10.1  Right to Amend.....................................  14
     10.2  Amendment Required by Federal Law..................  14
     10.3  Right to Terminate.................................  14
     10.4  Cessation of Business..............................  14
     10.5  Successor to Company...............................  15
     10.6  Change in Control or Cessation of Public Trading...  15
     10.7  Termination of 401(k) Plan.........................  15
     10.8  Preservation of Rights.............................  15
     10.9  Effect of Termination..............................  15

ARTICLE XI  Multiple-Employer Provisions......................  15

     11.1  Adoption by Other Employers........................  15
     11.2  Separate Plans.....................................  16
     11.3  Participation......................................  16
     11.4  Combined Service...................................  16
     11.5  Administration.....................................  16
     11.6  Amendment..........................................  16
     11.7  Termination........................................  16

ARTICLE XII  Miscellaneous...................................  16

     12.1  Limitations on Liability of Company...............  16
     12.2  Construction......................................  17
     12.3  Spendthrift Provision.............................  17

                      LEGG MASON WOOD WALKER, INCORPORATED
                      ------------------------------------

                    DEFERRED COMPENSATION/PHANTOM STOCK PLAN
                    ----------------------------------------

         (November, 2000 Amending Restatement, as Amended July__, 2001)


          THIS AMENDING RESTATEMENT OF THE LEGG MASON WOOD WALKER, INCORPORATED DEFERRED COMPENSATION/PHANTOM STOCK PLAN (the "Plan") is adopted by LEGG MASON WOOD WALKER, INCORPORATED under the terms and conditions hereinafter set forth.

                                R E C I T A L S
                                - - - - - - - -

                LEGG MASON WOOD WALKER, INCORPORATED has adopted a deferred compensation/phantom stock plan for the benefit of certain of its employees and has been operating thereunder since the effective date of February 1, 1988. The purpose of this amending restatement is to incorporate certain amendments to the Plan approved by the Board of Directors of the Company in November 2000. In July 2001, the Plan was amended, subject to the approval of the stockholders of Legg Mason, Inc., to take effect for calendar years beginning with 2002.

                                   ARTICLE I
                                   ---------

                                    General
                                    -------

          1.1  Purpose of Plan - The Plan is established to provide supplemental
               ---------------
retirement income benefits to those executives who, by virtue of statutory restrictions within the Internal Revenue Code, are prevented from fully participating in the Legg Mason Profit Sharing and 401(k) Plan and Trust.

          1.2  Nature of Plan - The Plan is intended to be a non-qualified,
               --------------
unfunded plan maintained to provide deferred compensation to a select group of management and/or highly compensated employees, and is not intended to be subject to ERISA (other than Title 1, Subtitle B, Part I, Reporting and Disclosure).


                                   ARTICLE II
                                   ----------

                                  Definitions
                                  -----------

          2.1  Definitions - The following terms, as used herein, unless a
               -----------
different meaning is implied by the context, shall have the following meanings:

               Account - The account established for each Participant pursuant
               -------
to Section 6.1.

               Administrator - The person, group or entity designated in
               -------------
accordance with the provisions of ARTICLE IX to administer and operate the Plan.

               Beneficiary - Any person or persons so designated in accordance
               -----------
with the provisions of Section 8.2.

               Change in Control - The happening of any of the following events
               -----------------
(a "Change Event"): (i) the approval by shareholders of LMI of an agreement to merge or consolidate LMI with or into another corporation (with LMI not surviving), or to sell or otherwise dispose of all or substantially all of the assets of LMI, (ii) the approval by shareholders of the Company of an agreement to merge or consolidate the Company with or into another corporation (with the Company not surviving), or to sell or otherwise dispose of all or substantially all of the assets of the Company, (iii) a determination by the Board of Directors of LMI that, in connection with any proposed tender or exchange offer for voting securities of LMI, any person has become the direct or indirect beneficial owner of securities representing 40% or more of the combined voting power of LMI's then outstanding securities; provided, however, that: (A) a Change in Control shall be deemed not to have occurred for purposes of this Plan if, not later than five business days after a Change Event described in clause
(i) or (ii) of this definition, that Change Event is designated by the affirmative vote of 75% or more of the directors who were members of LMI's Board of Directors immediately prior to the Change Event as not constituting a Change in Control for purposes of the Plan; and (B) if a Change Event described in clause (i) or (ii) of this definition occurs with respect to a portion of the Company, the Change in Control, if any, shall be deemed to have occurred only with respect to the employees transferred in connection therewith.

               Company - LEGG MASON WOOD WALKER, INCORPORATED, a corporation
               -------
duly organized and existing under the laws of the State of Maryland, and its successors and assigns, unless otherwise herein provided, or any other business organization which, as hereinafter provided, shall assume the obligations hereunder, or which shall agree to become a party to the Plan.

               Compensation - A Participant's compensation as defined under the
               ------------
401(k) Plan for the purpose of calculating the Participant's elective pre-tax deferrals thereunder.

               Compensation Deferral Agreement - The written agreement whereby
               -------------------------------
an Employee or Participant elects to commence or resume participation in the Plan and to defer Compensation pursuant to the terms of the Plan.

               Compensation Deferral Amendment - A special form of Compensation
               -------------------------------
Deferral Agreement whereby a Participant changes a previously-made election.

               Covered Employee - Any Employee who is a participant in the
               ----------------
401(k) Plan and who is determined by the Company, in its sole and absolute discretion, to be a member of "a select group of management or highly compensated employees" within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA.

               Effective Date - The effective date of the Plan, which shall be
               --------------
February 1, 1988.

               Employee - Any person employed by the Company.
               --------

               Entry Date - The last day in each Plan Year, and, with respect to
               ----------
any Employee, the earlier of: (i) 45 days after the date on which the Company notifies him of his eligibility to participate in the Plan, or (ii) the day, during such 45 day period, on which he files a completed Compensation Deferral Agreement with the Company.

               ERISA - The Employee Retirement Income Security Act of 1974, or
               -----
any provision or section thereof herein specifically referred to, as such Act, provision or section may from time to time be amended or replaced.

               401(k) Plan - The Legg Mason Profit Sharing and 401(k) Plan and
               -----------
Trust (as amended from time to time), a tax-qualified profit sharing plan maintained by the Company pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code.

               Internal Revenue Code - The Internal Revenue Code of 1986, or any
               ---------------------
provision or section thereof herein specifically referred to, as such Code, provision or section may from time to time be amended or replaced.

               LMI - Legg Mason, Inc.
               ---

               Participant - Any person so designated in accordance with the
               -----------
provisions of ARTICLE III, including, where appropriate according to the context of the Plan, any former Employee in whose name an Account (with an undistributed balance) exists under the Plan.

               Payment Option Election - A written election, on a form provided
               -----------------------
or approved by the Company, whereby a Participant elects the form and/or timing of the distribution of his Account.

               Plan - The plan set forth herein, as amended from time to time.
               ----

               Plan Year - A twelve month period coincident with the plan year
               ---------
of the 401(k) Plan (which, as of the Effective Date, ends on the last day of the month of December).

               Publicly Traded - Traded on the New York Stock Exchange, the
               ---------------
American Stock Exchange or NASDAQ.

               Sponsor - Legg Mason Wood Walker, Incorporated, and its
               -------
successors and assigns.

                                  ARTICLE III
                                  -----------

                         Eligibility and Participation
                         -----------------------------

          3.1  Requirements - On or after the Effective Date, every Covered
               ------------
Employee shall be eligible to become a Participant on the first Entry Date occurring after the date he has met each of the following requirements:

               3.1.1 He has been, or in the judgment of the Company will be, prevented from maximizing elective deferrals to the 401(k) Plan by reason of the annual limit on elective deferrals imposed by Section 402(g) of the Internal Revenue Code; and

               3.1.2 He is individually approved by the Company, in its sole and absolute discretion, for participation in the Plan.

          3.2  Enrollment and Participation - Participation in the Plan is
               ----------------------------
voluntary. Each Covered Employee may elect to participate in the Plan as of the Entry Date on which he becomes eligible in accordance with Section 3.1. The election to commence or resume participation shall be made by, and only by, completing and delivering to the Company a Compensation Deferral Agreement on or before the Entry Date.

          Subject to the right of the Company to terminate the participation of any Participant at any time (except as provided in Section 3.7), once an Employee has become a Participant his participation in the Plan shall continue (without regard to whether or not a Compensation Deferral Agreement is in effect) throughout his tenure as an Employee.

          3.3  Change of Employment Category - During any period in which a
               -----------------------------
Participant remains in the employ of the Company but ceases to be a Covered Employee, he will continue his Plan participation, but his Account shall not be credited with, nor shall he be entitled to make, any contributions based upon Compensation payable with respect to such period.

          3.4  Leaves of Absence - During any authorized absence from active
               -----------------
service under conditions which are not treated by the Company as a termination of employment, the Employee shall remain as a Participant to the same extent as if he had not taken the leave of absence.

          3.5  Termination of Employment - Upon termination of a Participant's
               -------------------------
employment, his participation in the Plan shall terminate (except as provided in Section 3.7). If an Employee (whether or not a Participant) whose employment is terminated is subsequently re-employed, he shall be treated as a new Employee who shall be eligible to become a Participant only after again meeting the requirements of Section 3.1 and filing a new Compensation Deferral Agreement pursuant to Section 3.2.

          3.6  Failure to Participate on Entry Date - In the event that an
               ------------------------------------
Employee who, pursuant to Section 3.1, is eligible to commence or resume participation on an Entry Date fails to elect to participate as of that Entry Date, he shall not again be eligible to participate until the next, or any subsequent, Entry Date (provided he is still then otherwise eligible for participation). If he does so elect, his participation shall be effective as of the first Entry Date occurring on or after the date his Compensation Deferral Agreement is filed with the Company.

          3.7  Inactive Participation - In the event that a Participant's active
               ----------------------
participation in the Plan ceases, as described in Section 3.2 or 3.5, he shall nevertheless be deemed to remain as a Participant for all purposes other than the crediting of further Section 5.2 contributions to his Account, until such time as there is no longer an undistributed balance in his Account.


                                   ARTICLE IV
                                   ----------

                               Deferral Elections
                               ------------------

          4.1  General - The election by any Participant to defer Compensation
               -------
pursuant to the terms of the Plan shall be made by, and only by, the filing of a completed Compensation Deferral Agreement (or Compensation Deferral Amendment) with the Company. Subject to the remainder of this ARTICLE IV, deferral elections shall be made at the time, in the manner, and subject to the conditions specified by the Company.

          4.2  Timing of Elections - Except as otherwise provided in Section
               -------------------
4.2.1 or 4.4, the election to defer Compensation for a Plan Year shall not be effective unless made prior to the first day of the Plan Year.

               4.2.1 Initial Election - The Compensation Deferral Agreement
                     ----------------
constituting the initial deferral election by an Employee who becomes eligible to commence or resume participation in the Plan, pursuant to Section 3.1 must be filed with the Company on or before the Employee's Entry Date. Unless the Entry Date coincides with the last day of a Plan Year, the initial election shall be for the remainder of the current Plan Year.

               4.2.2 Elections for Subsequent Plan Years - A Participant may
                     -----------------------------------
make changes in his deferral election (including a revocation of further deferrals), effective for any Plan Year after his initial Plan Year as a Participant, by filing a completed Compensation Deferral Amendment prior to the first day of the subsequent Plan Year. If a Participant fails to file a completed Compensation Deferral Amendment prior to a Plan Year, and is still eligible to defer, he will be deemed to have elected to keep his prior election in force for that Plan Year.

          4.3  Irrevocability of Elections - Except as provided in Section 4.2.1
               ---------------------------
or 4.4, any Participant electing to make deferral contributions must make an irrevocable election for an entire Plan Year. Once a Plan Year has begun, a deferral election may not be changed or revoked during the Plan Year (except with respect to deferrals in future Plan Years).

          4.4  Financial Hardship - Notwithstanding the provisions of Sections
               ------------------
4.2 and 4.3, in the event of a Participant's financial hardship, the Participant may apply to the Company for permission to reduce or suspend deferral contributions for the remainder of the Plan Year or any part thereof. The Company shall have the sole discretion as to the extent (if at all) it shall grant the Participant's request.

               "Financial hardship" shall be defined as financial need arising as a result of a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Internal Revenue Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, but only where such financial need is not and may not be relieved: (i) through reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.


                                   ARTICLE V
                                   ---------

                                 Contributions
                                 -------------

          5.1  Nature of Contributions - Contributions described in this ARTICLE
               -----------------------
V shall not represent actual deposits to a separate fund or trust, but shall be bookkeeping entries in the form of credits to the Accounts of the Participants on whose behalf the contributions are made.

          5.2  Compensation Deferral Contributions - By so electing in his
               -----------------------------------
Compensation Deferral Agreement, each Participant may elect to defer Compensation (which would otherwise have been paid to him) in any whole percentage amount designated by him, provided that such amount is not less than 1%, nor more than 13%, of his Compensation for the Plan Year. In no event, however, shall any Participant's deferrals for a Plan Year: (i) begin until he has been prevented from making elective deferrals to the 401(k) Plan by reason of the annual limit on elective deferrals imposed by Section 402(g) of the Internal Revenue Code, or (ii) exceed $60,000, and the Company may establish such procedures with respect to timing and amount of individual deferrals by each Participant as it deems appropriate to implement these limitations (other than any procedure which would require or permit the Company to pay to the Participant any Compensation previously deferred by the Participant pursuant to this Section 5.2, whether during the current or any preceding Plan Year).

               Pursuant to each Participant's deferral election, the Company shall reduce the gross amount of the Participant's Compensation. In lieu of paying the deferred portion of the Participant's Compensation to him as earned, the Company will credit to the Participant's Account dollar amounts equal to the deferred Compensation, each such credit to be made as of a date no later than fifteen (15) business days after the last day of the month during which the Participant would have been entitled to such Compensation had it been paid as current Compensation.

          Any FICA or other payroll tax which may be imposed on the Participant with respect to deferral contributions shall, unless otherwise determined by the Company, be deducted from the non-deferred remainder of the Participant's remuneration.

                                  ARTICLE VI
                                  ----------

                             Participant Accounts
                             --------------------

          6.1  Account Established for Each Participant - An individual Account
               ----------------------------------------
shall be established on the books of the Company in the name of each Participant, for the purpose of accounting for contributions credited to, and benefits paid to or on behalf of, the Participant, and to account for incremental adjustments pursuant to Section 6.3. Each Account shall be divided into such sub-accounts, if any, as the Company deems appropriate to properly implement the provisions of the Plan.

          6.2  No Funding Requirement - The Company shall not be required to
               ----------------------
purchase, hold or dispose of any investments with respect to amounts credited to the Account, its only obligation being to make payments as described in ARTICLE
VIII. Should the Company elect to make contributions to a trust (hereinafter referred to as the "Trust") to assist the Company in paying the benefits which may accrue hereunder, the amounts contributed shall be used to purchase the deemed investments under Section 6.3, subject to application of the provisions of this Section 6.2 to the actual investments. However, contributions to the Trust shall not reduce or otherwise affect the Company's liability to pay benefits under this Plan (which benefits may be paid from the Trust or from the Company's general assets, in the discretion of the Company), except that the Company's liability shall be reduced by actual benefit payments from the Trust (and the Account shall be appropriately adjusted to reflect such payments). If any such investments, or any contributions to the Trust, are made by the Company, such investments shall have been made solely for the purpose of aiding the Company in meeting its obligations under the Plan, and, except for actual contributions to the Trust, no trust or trust fund is intended. To the extent that the Company does, in its discretion, purchase or hold any such investments (other than through contributions to the Trust), the Company will be named sole owner of all such investments and of all rights and privileges conferred by the terms of the instruments or certificates evidencing such investments. Nothing stated herein will cause such investments, or the Trust, to form part of the Account, or to be treated as anything but the general assets of the Company, subject to the claims of its general creditors, nor will anything stated herein cause such investments, or the Trust, to represent the vested, secured or preferred interest of the Participant or his Beneficiaries. The Company shall have the right at any time to use such investments not held in the Trust in the ordinary course of its business. Neither the Participant nor any of his Beneficiaries shall at any time have any interest in the Account or the Trust or in any such investments, except as a general, unsecured creditor of the Company to the extent of the deferred compensation arrangement which is the subject of the Plan.

          6.3  Value Adjustments
               -----------------

               6.3.1 For purposes of this Section 6.3, the following definitions shall be utilized:

                     Common Stock - the common stock of LMI or any successor
                     ------------
corporation.

                    Contribution Credit - a dollar amount equal to a
                    -------------------
contribution credit made to the Account of a Participant pursuant to ARTICLE V.

                    Credit Date Value - the Value of a share of Common Stock on
                    -----------------
the fifth business day after the date as of which a Contribution Credit is made.

                    Dividend Unit - the equivalent of that number of shares of
                    -------------
Common Stock obtained by dividing the amount of any dividend or other distribution paid or made by LMI with respect to a share of Common Stock (but not including a distribution in Common Stock) by 95% of the Value of a share of Common Stock on the fifth business day after the payment date of the dividend or other distribution.

                    Maturity Value - the value of a share of Common Stock on the
                    --------------
Valuation Date.

                    Share Unit - the equivalent of one share of Common Stock.
                    ----------

                    Units - Share Units and Dividend Units, collectively.
                    -----

                    Value - the fair market value of a share of Common Stock,
                    -----
equal to the average of the closing prices on the principal exchange on which the shares are traded for the five business days preceding the applicable date, or, if the shares are not then traded on an exchange, as such value is determined by the Company using any reasonable method of valuation (including the mean of the high and low quotations of the shares as reported by NASDAQ for the applicable date, or, in the absence of any reported sales on such date, the first preceding date on which there were such sales).

                    Valuation Date - the date as of which a distribution is due
                    --------------
to a Participant or Beneficiary pursuant to ARTICLE VII.

             6.3.2 Units (calculated to four decimal places) shall be credited to the Account of each Participant as follows:

                    6.3.2.1 As of the date on which any Contribution Credit is made to the Account, any Contribution Credit shall be converted to a number of Share Units equal to the Contribution Credit divided by 90% of the Credit Date Value.

                    6.3.2.2 Whenever, prior to the Valuation Date, LMI shall pay any dividend (other than in Common Stock) upon issued and outstanding Common Stock, or shall make any distribution (other than in Common Stock) with respect thereto, there shall be credited to the Account such number of Dividend Units as shall be allocable to the Units credited to the Account as of the record date of the dividend or other distribution.

             6.3.3 In the event that, prior to the Valuation Date: (i) the number of outstanding shares of Common Stock shall be changed by reason of a stock split, combination of shares, recapitalization, stock dividend or otherwise, or (ii) the Common Stock is converted into or exchanged for other shares as a result of a merger, consolidation, sale of assets, or other reorganization or recapitalization, the number of Units then credited or to be credited to the Account shall be appropriately adjusted so as to reflect such change (based upon the best estimate of LMI management as to relative values).

               6.3.4 The amount of any distribution to be paid to a Participant or Beneficiary with respect to the Account shall be determined on the Valuation Date and shall be based upon the Maturity Value of the Units included in the Account.

               6.3.5 Nothing herein contained shall be construed as conferring upon any Participant or Beneficiary any rights as a stockholder of LMI or any right to have access to the books and records, financial statements or other financial information of or relating to the Company or LMI.


                                  ARTICLE VII
                                  -----------

                            Entitlement to Benefits
                            -----------------------

          7.1  Termination of Employment - In the event of a termination of
               -------------------------
employment by a Participant for any reason other than his death, then, as of the fifth business day after the date of his termination of employment, he shall become entitled to the full amount of his Account, payable according to the provisions of ARTICLE VIII.

          7.2  Death - In the event of the death of a Participant prior to his
               -----
termination of employment, then, as of the fifth business day after the date of his death, the full amount of his Account shall become payable, according to the provisions of ARTICLE VIII, to his designated Beneficiary, upon submission of proof of death satisfactory to the Company.


                                  ARTICLE VIII
                                 ------------

                           Distribution of Benefits
                           ------------------------

          8.1  Benefits During Lifetime - In the event that the Participant's
               ------------------------
employment with the Company terminates for any reason other than his death, then, beginning as soon as is administratively practicable after the fifth business day following termination of employment (but, if the Participant has so elected in his Payment Option Election, no earlier than the first day of the calendar year next following termination), the Company will, in accordance with the Payment Option Election, either (i) distribute an amount equal to the entire balance of the Account to the Participant in a single lump sum, or (ii) distribute the first of a series of three annual installment distributions of the balance of the Account; provided, however, that if the Participant's total Account balance is less than $20,000, he may not elect option (ii) above.

          8.2  Death Benefits - In the event of the death of a Participant who
               --------------
has an undistributed balance in his Account:

               8.2.1 As soon as is administratively practicable after the fifth business day following the date of death, the Company will distribute to the Participant's Beneficiary an amount equal to the balance of the Account in a single lump sum, or, if the Participant has so indicated in his Payment Option Election, in the same manner as the Account would have been distributed to the Participant had he lived.

               8.2.2 Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after his death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in form prescribed by the Company, and will be effective only when filed in writing with the Company during his lifetime.

               8.2.3 In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary eligible to receive the payment, validly named by the Participant, the Company shall distribute any such benefit payment to the person or persons designated to receive the Employee's accrued benefit from the 401(k) Plan. In the absence of a valid designation to a living person under the 401(k) Plan, the Company shall distribute the benefit payment to the Participant's estate. In determining the existence or identity of anyone entitled to a benefit payment, the Company may rely conclusively upon information supplied by the Personal Representative of the Participant's estate. In the event of a lack of adequate information having been supplied to the Company, or in the event that any question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or in the event that a dispute arises with respect to any such payment, or in the event that a Beneficiary designation conflicts with applicable law, or in the event the Company is in doubt for any other reason as to the right of any person to receive a payment as Beneficiary then, notwithstanding the foregoing, the Company, in its sole discretion, may, in complete discharge, and without liability for any tax or other consequences which might flow therefrom: (i) distribute the payment to the Participant's estate, (ii) retain such payment, without liability for interest, until the rights thereto are determined, or (iii) deposit the payment into any court of competent jurisdiction.

          8.3  Payment Option Elections
               ------------------------

               8.3.1  General Rules - Simultaneously with the filing of his
                      -------------
Compensation Deferral Agreement, the Participant shall make an election to receive the benefits payable hereunder in a lump sum or in periodic installments. The Participant's election shall be set forth in a Payment Option Election. Following the filing of his Compensation Deferral Agreement, the Participant shall have no further right to alter any election set forth in his Payment Option Election except pursuant to Section 8.3.2, but the Participant shall have the right to make new elections from time to time (but not more than once every five years), each on a separate Payment Option Election, provided that each such new election shall be applicable only to the portion of his Account attributable to Plan Years beginning after the filing of the new Payment Option Election, and all pre-existing elections shall remain in effect with respect to the portions of the Account attributable to the periods for which such elections were applicable.

               8.3.2  Special Re-Election - Any Participant may change his
                      -------------------
Payment Option Election with respect to his Account, whether attributable to Plan Years beginning prior to or subsequent to the date of change, by making a special, one-time Payment Option Election, designated by the Participant and acknowledged by the Administrator as such. To be effective, the special, one-time Payment Option Election must be made by the Participant subsequent to the execution date of the June, 1999 Amending Restatement but on or before June 30, 1999.

          8.4  Mode of Distribution - The Company shall make all distributions
               --------------------
in Common Stock (as defined in Section 6.3.1); provided, however, that (i) the Company shall distribute only whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock based on 100% of the Value of a share of Common Stock on the Valuation Date (i.e., no fractional shares will be issued), and (ii) the Company may not distribute Common Stock unless and until there exists an effective registration statement under the Securities Act of 1933, as amended, covering the shares to be distributed.

          8.5  Deductions - Any amounts payable under the Plan shall be subject
               ----------
to such deductions or withholdings as may be required by law, but shall not be deemed to be salary or other compensation for the purpose of computing benefits to which the Participant may be entitled under any retirement plan or other arrangement of the Company for the benefit of its employees generally.

          8.6  Payment to Minor or Incompetent - If any person to whom a payment
               -------------------------------
is due under the Plan is a minor, or is found by the Company to be incompetent by reason of physical or mental disability, the Company shall have the right to cause the payments becoming due to such person to be made to another for his benefit, without responsibility of the Company to see to the application of such payments, and such payments will constitute a complete discharge of the liabilities of the Company with respect thereto.

          8.7  Qualified Domestic Relations Order - Payments under the Plan
               ----------------------------------
shall not be subject to the provision of any Qualified Domestic Relations Order (a "QDRO"), as defined by Section 414(p) of the Internal Revenue Code, applicable to a Participant's benefit under the 401(k) Plan. Any amount which would be payable under this Plan to an alternate payee if the QDRO were applied to this Plan shall instead be paid to the Participant, if living, otherwise to his Beneficiary.

          8.8  Location of Participants and Beneficiaries - Any communication,
               ------------------------------------------
statement or notice addressed to a Participant (or Beneficiary) at his last post office address filed with the Company, or if no such address was filed with the Company then at his last post office address as shown on the Company's records, shall be binding on the Participant (or Beneficiary) for all purposes of the Plan. Except for the sending of a registered letter to the last known address, the Company shall not be obliged to search for any Participant (or Beneficiary). If the Company notifies any Participant (or Beneficiary) that he is entitled to an amount under the Plan and the Participant (or Beneficiary) fails to claim such amount or make his location known to the Company within three years, then, except as otherwise required by law, the Company shall have the right to treat the amount payable as a forfeiture.

                                   ARTICLE IX
                                   ----------

                                 Administration
                                 --------------

          9.1  Administrative Authority - Except as otherwise specifically
               ------------------------
provided herein, the Company shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to: (i) resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Employees, Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions; (ii) adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan; (iii) implement the Plan in accordance with its terms and such rules and regulations;
(iv) notify the Participants of any amendment or termination of, or of a change in any benefits available under, the Plan; and (v) prescribe such forms as may be required for Employees to make elections under, and otherwise participate in, the Plan. Subject to the power to delegate in the manner described in Section 9.2, the Company shall act through its Board of Directors.

          9.2  Company Administration - The Plan shall be operated and
               ----------------------
administered on behalf of the Company by an Administrator. The Administrator shall be governed by the following:

               9.2.1 In the absence of any designation to the contrary by the Company, the Administrator shall be the Administrative Committee established pursuant to Section 9.3. Except as the Company shall otherwise expressly determine, the Administrator shall have full authority to act for the Company before all persons in any matter directly pertaining to the Plan, including the exercise of any power or discretion otherwise granted to the Company pursuant to the terms of the Plan, other than the power to amend or terminate the Plan, to determine Company contributions, and to affect the employer-employee relationship between the Company and any Employee, all of which powers are reserved to the Company unless expressly granted to the Administrator.

               9.2.2 The Administrator may appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan; the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Administrator shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. The Administrator shall not be liable for any act or omission of any person to whom the Administrator's duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to him.

               9.2.3 All representatives of the Company, and/or members of the Administrative Committee, shall use ordinary care and diligence in the performance of their duties pertaining to the Plan, but no such individual shall incur any liability: (i) by virtue of any contract, agreement, bond or other instrument made or executed by him or on his behalf in his official capacity with respect to the Plan, (ii) for any act or failure to act, or any mistake or judgment made, in his official capacity with respect to the Plan, unless resulting from his gross negligence or willful misconduct, or (iii) for the neglect, omission or wrongdoing of any other person involved with the Plan. The Company shall indemnify and hold harmless each such individual who is an Employee from the effects and consequences of his acts, omissions and conduct in his official capacity with respect to the Plan, except to the extent that such effects and consequences shall result from his own willful misconduct or gross negligence. If any matter arises as to which an individual is entitled to indemnity hereunder, the indemnitee shall give the Company prompt written notice thereof. The Company, at its own expense, shall then take charge of the disposition of the asserted liability, including compromise or the conduct of litigation. The indemnitee may, at his own expense, retain his own counsel and share in the conduct of any such litigation, but the failure to do so shall not adversely affect his right to indemnity.

               9.2.4 Nothing in the Plan shall be construed so as to prevent any person involved in administration of the Plan from receiving any benefit to which he may be entitled as a Participant.

               9.2.5 Expenses incurred in the administration and operation of the Plan (including the functioning of the Administrative Committee) shall be paid by the Company.

          9.3  Administrative Committee - The Company shall designate and
               ------------------------
appoint a committee, to be known as the Administrative Committee, as Administrator. Except to the extent that the Company has retained any power or authority, or allocated duties and responsibilities to another, said Committee shall have full power and authority to administer and operate the Plan in accordance with its terms and in particular the authority contained in this
ARTICLE IX, and, in acting pursuant thereto, shall have full power and authority to deal with all persons in any matter directly connected with the Plan, in accordance with the following provisions:

               9.3.1 The Committee shall consist of one or more individuals designated by the Company. Subject to his right to resign at any time, each member of the Committee shall serve (without compensation, unless otherwise determined by the Company) at the pleasure of the Company, and the Company may appoint, and may revoke the appointment of, additional members to serve with the Committee as may be determined to be necessary or desirable from time to time. Each member of the Committee, by accepting his appointment to the Committee, shall thereby be deemed to have accepted all of the duties and responsibilities of such appointment, and to have agreed to the faithful performance of his duties thereunder.

                9.3.2 The Committee shall adopt such formal organization and method of operation as it shall deem desirable for the conduct of its affairs. The Committee shall act as a body, and the individual members of the Committee shall have no powers and duties as such, except as provided herein; the Committee shall act by vote of a majority of its members at the time in office, either at a meeting or in writing without a meeting.

                9.3.3 The determination of the Committee on any matter pertaining to the Plan within the powers and discretion granted to it shall be final and conclusive on all Participants and all other persons dealing in any way or capacity with the Plan.


                                   ARTICLE X
                                   ---------

                           Amendment and Termination
                           -------------------------

          10.1  Right to Amend - Subject to Section 10.8, the Company shall have
                --------------
the right to amend the Plan in writing, at any time, and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound thereby.

          10.2  Amendment Required by Federal Law - Notwithstanding the
                ---------------------------------
provisions of Section 10.8, the Plan or any Plan may be amended at any time, retroactively if required, if found necessary in order to conform to the provisions and requirements of the Internal Revenue Code or ERISA, or any similar act or any amendments thereto or regulations promulgated thereunder; no such amendment shall be considered prejudicial to any interest of any Employee or Participant.

          10.3  Right to Terminate - The Company reserves the right, at any
                ------------------
time, to terminate the Plan.

          10.4  Cessation of Business - Notwithstanding any other provision of
                ---------------------
this Plan to the contrary, in the event the Company ceases to actively carry on the trade or business in which the Participant was employed (whether or not such cessation involves a liquidation of the Company's assets), and if the cessation is not pursuant to a transaction whereby a successor entity continues the trade or business (including the obligations under the Plan), the entire value of the Account shall (as soon as possible but in any event prior to the completion of any liquidation of assets) be distributed in a single lump sum to the Participant or, in the event the Participant is not then living, to the Beneficiary designated in accordance with Section 8.2.

          10.5  Successor to Company - Subject to Section 10.6, in the event of
                --------------------
the merger, consolidation, sale of all or substantially all the assets, or reorganization, of the Company:

               10.5.1 Provision may be made by which the Plan will be continued by the successor employer, in which case such successor shall be substituted for the Company under the Plan and Section 7.1 shall not apply to the transaction. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

               10.5.2 If the action described in Section 10.5.1 has not been taken within 90 days from the effective date of the transaction, the Plan shall terminate as of the effective date of the transaction and the Account balance of each Participant shall be distributed to him in a single lump sum.

               10.5.3 In the event of a transaction described in this Section
10.5 which applies to a portion of the Company, the provisions of this 10.5 shall apply only to the employees transferred in connection therewith.

          10.6 Change in Control or Cessation of Public Trading-  If there is a
               ------------------------------------------------
Termination Vote within 90 days after a Change in Control, or within 90 days after the stock of LMI or any successor ceases to be Publicly Traded, the Plan shall terminate and the Account balance of each Participant shall be immediately distributed to him in a single lump sum. A Termination Vote shall mean the affirmative vote to terminate the Plan by Participants whose Accounts represent more than 50% of the total value of the Accounts of all of the individuals who were Participants immediately prior to the Change in Control or cessation of public trading (based upon values determined in accordance with ARTICLE VI as of the fifth business day preceding the date of the vote).

          10.7 Termination of 401(k) Plan - In the event the Company terminates
               --------------------------
the 401(k) Plan, this Plan shall be deemed to have simultaneously terminated, and the provisions of Section 10.9 shall be applicable thereto.

          10.8 Preservation of Rights - Amendment or termination of the Plan
               ----------------------
shall not affect the rights of any Participant (or Beneficiary) to payment of the amount in his Account, to the extent that such amount was payable under the terms of the Plan prior to the effective date of such amendment or termination.

          10.9 Effect of Termination - Upon termination of the Plan, the rights
               ---------------------
of all Participants in their Accounts shall be payable as the Company shall determine from either of the following alternatives: (i) continued administration of all Accounts pursuant to the terms of the Plan, with distributions to each Participant to be made pursuant to ARTICLES VII and VIII, or (ii) immediate distribution to each Participant of his undistributed Account balance.

                                   ARTICLE XI
                                   ----------

                          Multiple-Employer Provisions
                          ----------------------------

          11.1 Adoption by Other Employers - Subject to approval of the Sponsor,
               ---------------------------
the Plan may be adopted by any other employer. Such adoption and approval shall be evidenced by the execution of an Adoption Agreement by the Sponsor and the adopting employer.

          11.2 Separate Plans - It is intended that the provisions of the Plan
               --------------
shall apply separately to each participating Company, if there be more than one, and to the Participants of each such participating Company, and, unless the context otherwise requires, the term "Company" as used throughout the Plan shall be so construed, to the end that, except as otherwise provided in this ARTICLE XI, the Plan shall constitute a separate Plan for each participating Company.

          11.3 Participation - The participation of any participating Company in
               -------------
the Plan shall become effective as of the date the Adoption Agreement is executed and approved as provided in Section 11.1, or on such other date as may be set forth in said Adoption Agreement. Once participation by a participating Company has begun, such participation shall continue until terminated in accordance with the terms of the Plan.

          11.4 Combined Service - Except as otherwise provided in the Adoption
               ----------------
Agreement, the term "service" or "employment" shall be deemed to refer equally to service with any participating Company, so that, for any purpose under the Plan, service with any participating Company shall be deemed to be the equivalent of service with any other participating Company. A Participant shall be deemed to have terminated employment only upon the termination of his employment with all of the participating Companies.

          11.5 Administration - The term "Company" as used in ARTICLE IX,
               --------------
pertaining to administration of the Plan, refers only to the Sponsor, and to the Administrative Committee appointed by the Sponsor, although any other participating Company may appoint its own separate committee, or otherwise act, to administer the Plan with regard to those internal matters peculiar to that participating Company and which do not conflict with the concept set forth in this Section 11.5.

          11.6 Amendment - The term "Company" as used in ARTICLE X, pertaining
               ---------
to amendment of the Plan, refers only to the Sponsor, which shall be vested with the sole power to amend the Plan in any manner, and such amendment will bind each participating Company and its Participants. However, with the consent of the Sponsor, any other participating Company shall have the right to amend the Plan in any manner (otherwise permitted by ARTICLE X) which affects the Plan only as to that participating Company and, in the sole judgment of the Sponsor, in no significant way affects the Plan as to any other participating Company.

          11.7 Termination - A participating Company may terminate the Plan,
               -----------
pursuant to ARTICLE X, at any time. Any such action shall operate only as to the Participants employed by that participating Company.

                                  ARTICLE XII
                                  -----------

                                 Miscellaneous
                                 -------------

          12.1 Limitations on Liability of Company - Neither the establishment
               -----------------------------------
of the Plan nor any modification thereof, nor the creation of any Account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Company (or any person connected therewith), except as provided by law or by any Plan provision. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a fiduciary relationship between the Company (or any person connected therewith) and any Participant, Beneficiary or other person. In no event shall the Company (or any person connected therewith) be liable to any person for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan or any contribution thereto or distribution therefrom.

          12.2 Construction - The Plan is intended to be exempt from ERISA
               ------------
(other than reporting and disclosure requirements as to which no exemption is available) and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan being so exempted. In case any provision of the Plan shall be held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein. For all purposes of the Plan, where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular. Headings of Articles and Sections are inserted only for convenience of reference and are not to be considered in the construction of the Plan. Except to the extent preempted by the laws of the United States of America, the laws of the state in which the Company is domiciled shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions. Participation under the Plan will not give any Participant the right to be retained in the service of the Company nor any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder.

          12.3 Spendthrift Provision - No amount payable under the Plan will,
               ---------------------
except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The foregoing shall not preclude any arrangement for: (i) the withholding of taxes from Plan benefit payments, (ii) the recovery by the Plan of overpayments of benefits previously made to a Participant, or (iii) the direct deposit of benefit payments to an account in a banking institution (if not part of an arrangement constituting an assignment or alienation).

               In the event that any Participant's benefits are garnished or attached by order of any court, the Company may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

          IN WITNESS WHEREOF, this Amending Restatement, as amended, is executed under seal this _____ day of July, 2001.

                                LEGG MASON WOOD WALKER, INCORPORATED


                                By:                                       (Seal)
                                   --------------------------------------------

                                                                      APPENDIX B
                                LEGG MASON, INC.
                           1996 EQUITY INCENTIVE PLAN
                           (As Amended July 27, 1999)


          1.   Purpose

               The purpose of the Plan is to provide motivation to Key
Employees of the Company and its Subsidiaries to put forth maximum efforts toward the continued growth, profitability, and success of the Company and its Subsidiaries by providing incentives to such Key Employees through the ownership and performance of the Common Stock or Common Stock derivatives of the Company. Toward this objective, the Committee may grant stock options, stock appreciation rights, Stock Awards, performance units, performance shares, and/or other incentive awards to Key Employees of the Company and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

          2.   Definitions

          2.1 "Award" means any form of stock option, stock appreciation right, Stock Award, performance unit, performance shares or other incentive award granted under the Plan, whether individually, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

          2.2 "Award Notice" means a written notice from the Company to a Participant that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

          2.3  "Board" means the Board of Directors of the Company.

          2.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          2.5 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under paragraph 3 hereof. So long as required by law, the Committee shall consist of not less than two members, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code and related Treasury regulations. The Committee shall from time to time designate the Key Employees who shall be eligible for Awards pursuant to this Plan.

          2.6 "Common Stock" means common stock, par value $.10 per share, of the Company.

          2.7  "Company" means Legg Mason, Inc.

          2.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.9 "Key Employee" means officers of the Company or a Subsidiary and any other employee of the Company or a Subsidiary so designated by the Committee.

          2.10 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

          2.11 "Plan" means the Legg Mason, Inc. 1996 Equity Incentive Plan.

          2.12 "Stock Award" means an award granted pursuant to paragraph 10 hereof in the form of shares of Common Stock, Common Stock derivatives, restricted shares of Common Stock, and/or Units of Common Stock.

          2.13 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

          2.14 "Unit" means a bookkeeping entry used by the Company to record and account for the grant of the following Awards until such time as the Award is paid, cancelled, forfeited or terminated, as the case may be: Units of Common Stock, performance units, and performance shares which are expressed in terms of Units of Common Stock.

          3.   Administration

               The Plan shall be administered by the Committee. The Committee shall have the authority to (a) interpret the Plan and make factual determinations; (b) establish or amend such rules and regulations as it deems necessary for the proper operation and administration of the Plan; (c) select Key Employees to receive Awards under the Plan; (d) determine the form of an Award, whether a stock option, stock appreciation right, Stock Award, performance unit, performance share, or other incentive award established by the Committee in accordance with clause (h) below, the number of shares or Units subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee; (e) determine whether Awards will be granted individually, in combination or in tandem; (f) grant waivers of Plan terms, conditions, restrictions, and limitations; (g) accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Company; (h) establish such other types of Awards, besides those specifically enumerated in paragraph 2.1 hereof, which the Committee determines are consistent with the Plan's purpose; and (i) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan. The Committee shall also have the authority to grant Awards in replacement of Awards previously granted under this Plan or any other executive compensation plan of the Company or a Subsidiary. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. All actions required of the Committee under the Plan shall be made in the Committee's sole discretion, not in a fiduciary capacity and need not be uniformly applied to other persons, including similarly situated persons. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other senior officers of the Company under such conditions and/or subject to such limitations as the Committee may establish; provided, however, that only the Committee may select and grant Awards to Participants who are subject to Section 16 of the Exchange Act or to whom Section 162(m) of the Code applies.

          4.  Eligibility

              Any Key Employee is eligible to become a Participant of the Plan.

          5.  Shares Available

              The maximum number of shares of Common Stock, $0.10 par value per share, of the Company which shall be available for grant of Awards under the Plan (including incentive stock options) during its term shall not exceed 13,000,000 (such amount shall be subject to adjustment as provided in paragraph 20 for events occurring after July 27, 1999). Notwithstanding anything in the Plan to the contrary, the maximum aggregate number of shares of Common Stock that shall be granted under the Plan to any one individual during any calendar year shall be 250,000. (Such amount shall be subject to adjustment as provided in paragraph 20.) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, are settled in cash in lieu of Common Stock, or are exchanged in the Committee's discretion for Awards not involving Common Stock, shall be available again for grant under the Plan. Further, any shares of Common Stock which are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a stock option, or for any withholding taxes due as a result of such exercise, shall again be available for Awards under the Plan. Similarly, shares of Common Stock with respect to which a stock appreciation right ("SAR") has been exercised and paid in cash shall again be available for grant under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

          6.  Term

              The Plan shall become effective as of April 18, 1996, subject to its approval by the Company's shareholders at the 1996 Annual Meeting. No Awards shall be exercisable or payable before approval of the Plan has been obtained from the Company's shareholders. Awards shall not be granted pursuant to the Plan after April 17, 2006.

          7.  Participation

              The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the type or types of Awards to be made to the Participant and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

          8.  Stock Options

              (a) Grants. Awards may be granted in the form of stock options to purchase Common Stock or Common Stock derivatives. These stock options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

              (b) Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a stock option shall be established by the Committee, but such price shall not be less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the stock option's grant.

              (c) Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with Section 422 of the Code. Accordingly, to the extent that the aggregate fair market value (determined at the time the option was granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) exceeds $100,000 (or such other limit as may be required by the Code), then such option as to the excess shall be treated as a nonqualified stock option. Further, the per share option price of an incentive stock option shall not be less than 100 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the grant. An incentive stock option shall not be granted to any Participant who is not an employee of the Company or any "subsidiary" (within the meaning of section 424(f) of the Code). An incentive stock option shall not be granted to any employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any "parent" or "subsidiary" of the Company (within the meaning of section 424(f) of the Code), unless the purchase price per share is not less than 110% of the fair market value of Common Stock on the date of grant and the option exercise period is not more than five years from the date of grant. Otherwise, each option shall expire not later than ten years from its date of grant.

              (d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any stock option Award, provided they are not inconsistent with the Plan.

              (e) Exercise. Upon exercise, the option price of a stock option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) in shares of Common Stock or shares of restricted Common Stock as to which restrictions have lapsed; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. Subject to the discretion of the Committee, any option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a fully- and duly-endorsed agreement evidencing such option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an incentive stock option, the disposition of such shares and (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220 and any successor rules and regulations applicable to such exercise. The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

              (f) Rule 16b-3 Restrictions. A Participant who is a director or officer subject to Section 16 of the Exchange Act shall be required to exercise stock options in accordance with the requirements of Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

          9.  Stock Appreciation Rights

              (a) Grants. Awards may be granted in the form of stock appreciation rights ("SARs"). An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. SARs shall entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the exercise price to the market value on the date of exercise. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value is from the option price of such related stock option to the market value on the date of exercise. No SAR may be exercised for cash by an officer or director of the Company who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

              (b) Terms and Conditions of Tandem SARS. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable, and the "exercise price" of such an SAR (the base from which the value of the SAR is measured at its exercise) shall be the option price under the related stock option. However, at no time shall a Tandem SAR be issued if the option price of its related stock option is less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the Tandem SAR's grant. If a related stock option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be cancelled automatically to the extent of the number of shares covered by the stock option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related stock option shall be cancelled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for grant in accordance with paragraph 5 hereof, except to the extent any shares of Common Stock are issued to settle the SAR.

              (c) Terms and Conditions of Freestanding SARS. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee and designated in the Award Notice. The exercise price of a Freestanding SAR shall also be determined by the Committee; provided, however, that such price shall not be less than 50 percent of the fair market value of the Common Stock, as determined by the Committee, on the date of the Freestanding SAR's grant.

              (d) Deemed Exercise. The Committee may provide that an SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

              (e) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan.

          10.  Stock Awards

              (a) Grants. Awards may be granted in the form of Stock Awards. Stock Awards may consist of grants of Common Stock or Common Stock derivatives, and may be granted either for consideration or for no consideration, as determined in the sole discretion of the Committee. Stock Awards shall be awarded in such numbers and at such time during the term of the Plan as the Committee shall determine.

              (b) Terms and Conditions of Awards. Stock Awards shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of a Stock Award under such circumstances as it deems appropriate, unless the Stock Award is subject to the provisions of paragraph 13.

              (c) Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under paragraph 10(b), the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a shareholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

              (d) Evidence of Award. Any Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

          11.  Performance Units

              (a) Grants. Awards may be granted in the form of performance units. Performance units, as that term is used in this Plan, shall refer to Units valued by reference to designated criteria established by the Committee, other than Common Stock.

              (b) Performance Criteria. Performance units shall be contingent on the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

              (c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions, and/or limitations, if any, of any Award of performance units, provided they are not inconsistent with the Plan.

          12.  Performance Shares

              (a) Grants. Awards may be granted in the form of performance shares. Performance shares, as that term is used in this Plan, shall refer to shares of Common Stock or Units which are expressed in terms of Common Stock.

              (b) Performance Criteria. Performance shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period, the performance objectives to be achieved during the performance period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its absolute discretion. Subject to the requirements of paragraph 13, if applicable, performance objectives may be revised by the Committee, at such times as it deems appropriate during the performance period, in order to take into consideration any unforeseen events or changes in circumstances.

              (c) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Award of performance shares, provided they are not inconsistent with the Plan.

        13.   Provisions Applicable to Section 162(m) Participants

              (a) Designation of Participants and Goals. Within 90 days after the start of each fiscal year (or by such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing: (i) designate the Participants for whom the grant of Stock Awards, performance units, or performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any), or the forgiveness of any loan pursuant to paragraph 14, shall be subject to this paragraph 13; (ii) select the performance goal or goals applicable to the fiscal year or years included within any performance period; (iii) establish the number or amount of Stock Awards, performance units and performance shares which may be earned or the amount of any loan which may be forgiven, for such year or such years within a performance period by each such Participant; (iv) specify the relationship between performance goals and the amount or number of Stock Awards, performance units or performance shares to be earned by each such Participant, or the amount of the forgiveness of any loan made under paragraph 14, for such year or period and (v) the method for computing the amount or number of Stock Awards, performance units or performance shares payable, or the amount of any loan which may be forgiven, if the performance goals are attained.

              The Committee may specify that the amount or number of Stock Awards, performance units and performance shares (and the entitlement to dividends or dividend equivalents with respect to such Awards, if any) will be earned, or that the amount of any loan will be forgiven, if the applicable target is achieved for one goal or for any one of a number of goals for a fiscal year or years within a performance period. The Committee may also provide that the amount or number of Stock Awards, performance units and performance shares to be earned, or the amount of any loan forgiven, for a given fiscal year or years within a performance period will vary based upon different levels of achievement of the applicable performance targets.

              (b) Performance Criteria. For purposes of this paragraph 13, performance goals shall be limited to one or more of the following: (i) future economic value per share of Common Stock, (ii) earnings per shares, (iii) return on average common equity, (iv) pre-tax income, (v) pre-tax operating income,
(vi) net revenue, (vii) net income, (viii) profits before taxes, (ix) book value per share, (x) stock price and (xi) earnings available to common stockholders.

              (c) Annual Payment. Following the completion of each fiscal year or completion of a performance period, the Committee shall certify in writing whether the applicable performance goals have been achieved for such year or performance period and the amount or number of Stock Awards, performance shares or performance units, if any, payable to a Participant or the amount of any loan forgiven with respect to a Participant for such fiscal year or performance period. The amounts due to a Participant to whom this paragraph 13 applies will be paid following the end of the applicable fiscal year or performance period after such certification by the Committee. In determining the amount due to a Participant, or the amount of any loan forgiven on with respect to a Participant, to whom this paragraph applies for a given fiscal year or performance period, the Committee shall have the right to reduce (but not to increase) the amount payable or forgiven at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the year.

              (d) Restrictions. Anything in this paragraph 13 to the contrary notwithstanding, the maximum annual amount that may be paid to a Participant or the maximum amount of any loan that may be forgiven under the Plan for (i) the fiscal year in which the Plan is approved by the Stockholders of the Company shall equal no more than $2,000,000 and (ii) each subsequent fiscal year shall equal 110% of such maximum amount for the preceding fiscal year; provided that the maximum annual amount determined under this paragraph 13 shall be determined without regard to the value of any stock options granted to a Participant under the Plan.

              (e) Adjustment for Non-Recurring Items, Etc. Notwithstanding anything herein to the contrary, if the Company's financial performance is affected by any event that is of a non-recurring nature, the Committee in its sole discretion may make such adjustments in the financial criteria as it shall determine to be equitable and appropriate in order to make the calculations of Awards, as nearly as may be practicable, equivalent to the calculation that would have been made without regard to such event. In the event of a significant change of the business or assets of the Company under circumstances involving an acquisition or a merger, consolidation or similar transaction, the Committee shall, in good faith, recommend to the Board for approval such revisions to the financial criteria and the other terms and conditions used in calculating Awards for the then current Plan Year as it reasonably deems appropriate in light of any such change.

              (f) Repeal of Section 162(m). Without further action by the Board, the provisions of this paragraph 13 shall cease to apply on the effective date of the repeal of Section 162(m) of the Code (and any successor provision thereto).

          14. Loans

              The Committee may authorize the making of loans or cash payments to Participants in connection with any Award under the Plan, the exercise of a stock option or the payment of consideration in connection with a Stock Award, which loan may be secured by any security, including Common Stock or Common Stock derivatives, underlying or related to such Award or payment (provided that such loan shall not exceed the fair market value of the security subject to such Award or so purchased), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loans or at any time thereafter, including the attainment of a performance goal or goals pursuant to paragraph 13.

          15. Payment of Awards

              At the discretion of the Committee, payment of Awards may be made in cash, Common Stock, Common Stock derivatives, a combination of any of the foregoing, or any other form of property as the Committee shall determine. In addition, payment of Awards may include such terms, conditions, restrictions, and/or limitations, if any, as the Committee deems appropriate, including, in the case of Awards paid in the form of Common Stock, restrictions on transfer and forfeiture provisions. Further, payment of Awards may be made in the form of a lump sum or installments, as determined by the Committee.

          16. Dividends and Dividend Equivalents

              If an Award is granted in the form of a Stock Award, stock option, or performance share, or in the form of any other stock-based grant, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with performance shares, be credited as additional performance shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

          17. Deferral of Awards

              At the discretion of the Committee, payment of a Stock Award, performance share, performance unit, dividend, dividend equivalent, or any portion thereof may be deferred by a Participant until such time as the Committee may establish. All such deferrals shall be accomplished by the delivery of a written, irrevocable election by the Participant at least six months (and in the calendar year) prior to such time payment would otherwise be made, on a form provided by the Company. Further, all deferrals shall be made in accordance with administrative guidelines established by the Committee to ensure that such deferrals comply with all applicable requirements of the Code and its regulations. Deferred payments shall be paid in a lump sum or installments, as determined by the Committee. The Committee may also credit interest, at such rates to be determined by the Committee, on cash payments that are deferred and credit dividends or dividend equivalents on deferred payments denominated in the form of Common Stock.

          18. Termination of Employment

              If a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and
(ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. Notwithstanding the foregoing, and to the extent that an incentive stock option is not treated as a nonqualified stock option by the Committee or under the terms of the Plan, an incentive stock option may not be exercisable more than 90 days after the date the Participant terminates employment for any reason; provided, however, that if the Participant terminates employment because of a disability, the incentive stock option may not be exercised more than one year after the date of such termination.

          19. Nonassignability

              Unless the Committee determines otherwise, no stock options, SARs, performance shares or other derivative securities (as defined in the rules and regulations promulgated under Section 16 of the Exchange Act) awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfers by will or the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to the shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Award Notice have lapsed. During the lifetime of the Participant, an Option, SAR, or similar-type other award shall be exercisable only by him or by the family member or trust to whom such Option, SAR, or other Award has been transferred in accordance with the previous sentence.

          20. Adjustment of Shares Available

              If there is any change in the number of outstanding shares of Common Stock through the declaration of stock dividends, stock splits or the like, the number of shares available for Awards, the shares subject to any Award and the option prices or exercise prices of Awards shall be automatically adjusted. If there is any change in the number of outstanding shares of Common Stock through any change in the capital account of the Company, or through any other transaction referred to in Section 424(a) of the Code, the Committee shall make appropriate adjustments in the maximum number of shares of Common Stock which may be issued under the

Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate. In the event of any other change in the capital structure or in the Common Stock of the Company, the Committee shall also be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan and any adjustments and/or modifications to outstanding Awards as it deems appropriate.

          21. Withholding Taxes

              The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Company, shares of Common Stock, having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes; provided that if the Participant is a director or officer who is subject to Section 16 of the Exchange Act, the withholding of shares of Common Stock must be made in compliance with Rule 16b-3 under the Exchange Act.

          22. Noncompetition Provision

              Unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Chief Executive Officer of the Company is inimical to the best interests of the Company. In addition, the Committee may, in its discretion, condition the grant, exercise, payment or deferral of any Award, dividend, or dividend equivalent made under the Plan on a Participant's compliance with the terms of this paragraph 22 and any other terms specified by the Committee in the Award Notice, and cause such a Participant to forfeit any payment which is deferred or to grant to the Company the right to obtain equitable relief if the Participant fails to comply with the terms hereof.

          23. Amendments to Awards

              Subject to the requirements of paragraph 13, the Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including, but not by way of limitation, Awards earned but not yet paid, to the extent it deems appropriate; provided, however, that any such amendment which, in the opinion of the Committee, is adverse to the Participant shall require the Participant's consent.

          24. Compliance with Law

              Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Stock Awards or any other Award resulting in the payment of Common Stock prior to (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. With respect to persons subject to
Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3, as the Rule may be amended or replaced, under the Exchange Act.

          25. No Right to Continued Employment or Grants

              Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant or to be granted an Award.

          26. Amendment

              The Committee may suspend or terminate the Plan at any time. In addition, the Committee may, from time to time, amend the Plan in any manner, but may not without Board and shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 19), or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided further that the Committee shall not amend the Plan without the approval of the Board or the shareholders if such approval is required by Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, in each case as such provisions may be amended from time to time.

          27. Governing Law

              The Plan shall be governed by and construed in accordance with the laws of the State of Maryland except as superseded by applicable Federal Law.

                                                                     APPENDIX C


                                LEGG MASON, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------


     1.   GENERAL
          -------

          1.1  Purpose - The purpose of the Legg Mason, Inc. Employee Stock
               -------
Purchase Plan (the "Plan") is to provide an opportunity for eligible employees of Legg Mason, Inc. (the "Company") and certain subsidiaries of the Company (the Company and those certain subsidiaries being sometimes hereinafter referred to as the "Employer") to purchase shares, on a discounted basis, of Common Stock issued by the Company, $.10 par value (the "Stock"), through regular payroll deductions.

          1.2  Tax Status - It is the intent of the Company to have the Plan
               ----------
qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as now or hereafter amended (the "Code"), and the regulations promulgated thereunder. The provisions of the Plan shall be construed in a manner consistent with that intention.

          1.3  Participating Subsidiaries - The Plan shall be deemed to have
               --------------------------
been adopted not only by the Company, but by any present or future corporation that: (i) is a "subsidiary corporation" as that term is defined in Section 424(f) of the Code, and (ii) is designated by the Committee as an Employer whose employees are eligible to participate in the Plan (a "Participating Subsidiary").

          Exhibit A, attached hereto, sets forth the corporations that are Participating Subsidiaries as of the Effective Date of the Plan. The Committee shall have the authority to add or delete subsidiaries of the Company (including newly-created or newly-acquired subsidiaries) as Participating Subsidiaries, from time to time and without Shareholder Approval.

          1.4  Effective and Operational Dates - The Plan shall become effective
               -------------------------------
as of September 1, 2001, subject to Shareholder Approval at a meeting of the stockholders to be held on July 24, 2001. If the Plan is not so approved, the Plan shall not become effective. However, the operation of the Plan shall not commence until: (i) the Plan receives all necessary governmental approvals, including registration under the Securities Act of 1933 of the shares of Stock subject to the Plan, and (ii) the Agent has been appointed and is able to properly implement all of its duties and responsibilities under the Plan.

          1.5  Replacement of Existing Plan - This Plan shall be deemed to
               ----------------------------
supersede and replace the employee stock purchase plan heretofore in effect (the "Prior Plan"), and the Prior Plan shall remain in effect until such time as this Plan becomes operational. However on the date that this Plan becomes operational: (i) all accounts extant under the Prior Plan shall become Accounts under this Plan, (ii) any unused payroll deductions accumulated under the Prior Plan shall be utilized to purchase Stock under this Plan, (iii) shares purchased under the Prior Plan shall not be charged against the available share limit set forth in Section 2 of this Plan or the purchase limit set forth in Section 8.6 of this Plan, (iv) payroll deductions accumulated under the Prior Plan shall be charged against the payroll deduction limit set forth in Section 6.3 of this Plan, and (v) any individual who is a Participant in the Prior Plan on the date this Plan becomes operational, and who is employed as an Eligible Employee on such date, shall automatically be deemed to be a Participant in this Plan as of such date.

          Alternatively, the Company, in its sole discretion, may elect to have clauses (i), (ii) and (iv) of the preceding paragraph not become operative, in which case: (i) all accounts extant under the Prior Plan shall remain in the Prior Plan, (ii) any unused payroll deductions accumulated under the Prior Plan shall be utilized to purchase Stock under the Prior Plan, (iii) payroll deductions accumulated under the Prior Plan shall not be charged against the payroll deduction limit set forth in Section 6.3 of this Plan, and (iv) the Prior Plan shall remain in effect until such time as there are no more shares of Stock subject to its terms. However, once this Plan becomes operational, no further payroll deductions shall be accumulated under the Prior Plan.

          1.6  Governing Law - The laws of the State of Maryland shall govern
               -------------
all matters relating to the Plan, except to the extent superseded by the laws of the United States.

          1.7  Construction - For all purposes of the Plan, where the context
               ------------
admits, words in the masculine gender shall include the female and neuter genders, the plural shall include the singular, and the singular shall include the plural.

          1.8  Definitions - The following defined terms shall be utilized in
               -----------
construing the Plan:

          Account - defined in Section 9.1
          -------

          Agent - defined in Section 8.1
          -----

          Code - defined in Section 1.2
          ----

          Committee - defined in Section 3.1
          ---------

          Company - defined in Section 1.1
          -------

          Compensation - defined in Section 6.2
          ------------

          Eligible Employee - defined in Section 4
          -----------------

          Employer - defined in Section 1.1
          --------

          Excluded Employee - defined in Section 4
          -----------------

          Participant - defined in Section 4
          -----------

          Participating Subsidiary - defined in Section 1.3
          ------------------------

          Payment Period - defined in Section 6.1
          --------------

          Plan - defined in Section 1.1
          ----

          Prior Plan - defined in Section 1.5
          ----------

          Shareholder Approval - defined in Section 17
          --------------------

          Stock - defined in Section 1.1
          -----

          Termination Event - defined in Section 16.1
          -----------------

     2.   SHARES SUBJECT TO THE PLAN
          --------------------------

          Subject to adjustment as provided in Section 13, the number of shares of Stock which may be purchased by Participants under the Plan shall be 3,000,000 shares, which number may not be changed without Shareholder Approval.

          If the total number of shares to be purchased with respect to any Payment Period exceeds the maximum number of shares available under this Section 2, the Committee shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the Account of each Participant shall be returned to him as promptly as possible.

     3.   ADMINISTRATION
          --------------

          3.1  Establishment of Administrative Committee - The Plan shall be
               -----------------------------------------
administered by an administrative committee (the "Committee"). The Committee shall consist of one or more individuals designated by the Board of Directors of the Company, at least three of whom are members of the Board of Directors who are not Eligible Employees. Unless otherwise determined by the Board of Directors, the Committee shall consist of the Compensation Committee appointed by the Board of Directors.

          Subject to his right to resign at any time, each member of the Committee shall serve (without compensation, unless otherwise determined by the Board of Directors) at the pleasure of the Board of Directors, and the Board of Directors may appoint, and may revoke the appointment of, additional members to serve with the Committee as may be determined to be necessary or desirable from time to time. Each member of the Committee, by accepting his appointment to the Committee, shall thereby be deemed to have accepted all of the duties and responsibilities of such appointment, and to have agreed to the faithful performance of his duties thereunder. The Committee shall adopt such formal organization and method of operation as it shall deem desirable for the conduct of its affairs. The Committee shall act as a body, and the individual members of the Committee shall have no powers and duties as such, except as provided herein; the Committee shall act by vote of a majority of its members at the time in office, either at a meeting or in writing without a meeting.

          3.2  Authority of Committee - Subject to the provisions of the Plan,
               ----------------------
the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

     4.   ELIGIBLE EMPLOYEES
          ------------------

          Any employee of the Company, or of any Participating Subsidiary, who is not an Excluded Employee shall be eligible to participate in the Plan (and shall be hereinafter referred to as an "Eligible Employee"). An Excluded Employee is any employee who would be an Eligible Employee but for the fact that:

          (i)   his customary employment is for 20 hours or less per week;

          (ii) his customary employment is for not more than five months in any calendar year; or

          (iii) he is a 5% or greater stockholder of the Company, within the meaning of Section 423(b) of the Code.

                Any individual who ceases to be an Excluded Employee shall be immediately eligible to participant in the Plan if he would have been an Eligible Employee but for his status as an Excluded Employee. Any Eligible Employee who has in effect an election to make payroll deductions pursuant to
Section 6, and any other individual for whom an Account is maintained pursuant to Section 9, shall be hereinafter referred to as a "Participant."

                The provisions of this Section 4 may not, without Shareholder Approval, be amended in any way that changes the persons eligible to participate in the Plan.

                No member of the Board of Directors who is not an employee of the Company or a Participating Subsidiary, or who is a member of the Committee, shall be deemed to be an Eligible Employee.

     5.   COMMENCEMENT OF PARTICIPATION
          -----------------------------

          An Eligible Employee may enroll as a Participant by completing and signing a payroll deduction authorization/beneficiary form and forwarding the completed form to his Employer. Enrollment shall become effective as soon as practicable following receipt of the form by the Employer. The form shall state the whole percentage of Compensation to be deducted regularly from the Eligible Employee's pay (subject to the limit set forth in Section 6.3) and shall authorize the purchase of Stock for him in each Payment Period in accordance with the terms of the Plan.

     6.  PAYMENT PERIODS AND EMPLOYEE CONTRIBUTIONS
         ------------------------------------------

         6.1  Payment Periods - Each calendar month shall be a Payment Period
              ---------------
during which payroll deductions will be accumulated under the Plan. Payroll deductions during each Payment Period shall be made only on regular paydays falling within the Payment Period.

         6.2  Payroll Deductions - Subject to Section 6.3, a Participant may
              ------------------
authorize payroll deductions in any whole percentage (but not more than 10%) of Compensation received during a Payment Period. For purposes of the Plan, Compensation shall consist of wages, salary, commissions and overtime pay (including pre-tax and after-tax amounts deducted from pay as contributions to or for any 401(k) or other employee benefit plan in which the Participant participates), but shall exclude bonuses, deferred compensation, severance and all noncash compensation. A Participant may not contribute amounts to purchase Stock under the Plan in any manner other than by payroll deductions.

         6.3  Limit - Except as the Committee shall otherwise determine from
              -----
time to time, the total amount of payroll deductions for a Participant during any calendar year may not exceed $22,700.

         6.4  Changes - A Participant may at any time (but not more than once
              -------
during any calendar year) increase or decrease his payroll deductions by delivery of a new payroll deduction authorization form to the Employer in accordance with Section 5. The change may not become effective sooner than the next Payment Period.

         6.5  Use of Funds - All payroll deductions received or held by the
              ------------
Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions prior to transfer to the Agent.

     7.  EMPLOYER CONTRIBUTIONS
         ----------------------

         As of the end of each Payment Period, each Employer shall contribute an amount equal to 10% of the amount of the payroll deductions, during the Payment Period, of all of the Participants employed by that Employer. The Committee may at any time increase or decrease the percentage of the Employer contribution, but any such change must apply equally to all of the Participants employed by all of the Employers, and may in no event exceed 17.5% of Participant contributions. Neither the Employer's contribution nor any payment of costs by the Employer under this Plan shall constitute a part of base earnings, compensation or salary of an employee for purposes of determining wage scales, insurance, retirement benefits or other employee benefits.

     8.  METHOD OF OPERATION
         -------------------

         8.1  Designation of Agent - The Committee shall designate a bank,
              --------------------
broker-dealer or other firm as agent (the "Agent") to maintain Accounts in the names of the Participants and to effect purchases and sales of shares of the Stock through registered broker-dealers. The Agent shall be subject to removal by action of the Committee at any time.

         8.2  Commissions - The Employer shall pay brokerage commissions, if
              -----------
any, and other charges with respect to purchases made under the Plan and reinvestment of dividends under the Plan. Brokerage commissions, if any, and other charges in connection with sales of Stock shall be payable by the Participant. Commissions under the Plan shall be determined by negotiation between the Agent and the brokers through which the Agent effects purchases and sales of the Stock.

         8.3  Deduction and Transfer - The Employer shall deduct funds from
              ----------------------
each Participant's Compensation as authorized and, as promptly as practicable after the end of each Payment Period, forward the total of the amounts deducted for all Participants, together with the Employer's contribution, to the Agent at such address as is designated in writing by the Agent, together with a list of Participants and the amounts applicable to the Account of each Participant.

         8.4  Advances - The Company, or any Participating Subsidiary with the
              --------
consent of the Company, may advance payroll deductions or Employer contributions, or both, on behalf of any Participating Subsidiary.

         8.5  Stock Purchase and Allocation - Upon receipt of funds from the
              -----------------------------
Employer, the Agent shall, as promptly as practicable, cause to be purchased for the Participants as many whole and fractional shares of Stock as such funds shall permit. The amount of Stock purchased shall depend upon the market price of the Stock at the time such purchases are made. Such purchases shall be allocated by the Agent, at the average cost thereof, to the Participants' Accounts in proportion to the respective amount received by the Agent for each Participant. Allocations shall be made in full shares and in fractional shares to the thousandth of a share.

         8.6  Limit - In no event shall the fair market value of the Stock
              -----
purchased under the Plan for any Participant during any calendar year exceed $25,000. For purposes of this limitation, the fair market value of the Stock purchased for the Participant shall be equal to the cumulative cost of that Stock (as determined pursuant to Section 8.5) at each of the monthly purchases during the calendar year. At such time (if ever) as the cumulative cost of the Stock purchased for the Participant during the calendar year equals $25,000, such purchases shall cease for the remainder of the calendar year, and, in the discretion of the Committee, any unused Employer or Participant contributions attributable to the Participant shall either be returned to the Participant and the Employer, as the case may be, or held by the Agent, without liability for interest, for utilization in the first monthly purchase in the next succeeding calendar year.

     9.  PARTICIPANT'S ACCOUNT WITH THE AGENT
         ------------------------------------

         9.1  Establishment of Accounts - The Agent shall establish a separate
              -------------------------
account for each Participant (the "Account") to reflect the Participant's beneficial interest in Stock and/or cash held under the Plan, and to reflect all transactions with respect thereto.

         9.2  Custody - Shares purchased pursuant to the Plan shall be held in
              -------
the custody of the Agent. The Agency may hold in nominee or street name certificates for shares purchased pursuant to the Plan, and may commingle shares in its custody pursuant to the Plan in a single Account without identification as to individual Participants.

         9.3  Sales - The Participant may at any time, by prior written notice,
              -----
instruct the Agent to effect the sale of all of the whole shares held in his account. The Participant may also, by prior written notice, instruct the Agent to sell less than all of the whole shares in his account, but such partial sales shall be permitted not more than once during any calendar year. All sales shall be made through such brokerage firm or firms as may be selected by the Agent. Upon receipt of the proceeds of the sale from one or more broker-dealers, the Agent shall mail the Participant a check for such proceeds; less the brokerage commission, if any, and any transfer taxes, registration fee or other charges incurred in connection with the sale.

         9.4  Dividends - Each Participant's Account shall be credited, without
              ---------
charge to the Participant, with all dividends received in respect of the whole shares and fractional shares held in the account.

Cash dividends shall automatically be reinvested in shares of Stock as promptly as practicable following the Agent's receipt of such dividends.

              9.5  Quarterly Statements - The Agent shall deliver to each
                   --------------------
Participant a quarterly statement reflecting the amount of payroll deductions and Employer contributions for the prior calendar quarter, the number of whole and fractional shares purchased for the Participant's Account during such quarter, the average price per share of all Stock purchased for the Participant's Account during such quarter, and the number of whole and fractional shares held in the Account at the end of such quarter.

         10.  NO TRANSFER OR ASSIGNMENT OF PARTICIPANT'S RIGHTS
              -------------------------------------------------

              No right or interest of any Participant in any payroll deductions, Employer contributions, Employer payment of commissions or fees or any other interest of Participants or obligations of any Employer under this Plan may be assigned or transferred by Participants in whole or in part, whether directly or by operation of law or otherwise, except as otherwise set forth in Section 16 upon the death of a Participant.

         11.  RIGHTS AS A STOCKHOLDER
              -----------------------

              11.1  Record Ownership is Determinative - None of the rights or
                    ---------------------------------
privileges of a stockholder of the Company shall exist with respect to shares purchased under the Plan unless and until a stock certificate representing such shares shall have been issued to the nominee for each Participant or directly to the Participant. In the case of shares held in the name of the nominee holder, such rights and privileges shall only inhere indirectly to the Participant as a beneficial owner, and the Company shall be entitled to treat the nominee as the record owner of such shares.

              11.2  Proxies and Voting - The Agent shall deliver to each
                    ------------------
Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements, proxies or other material distributed by the Company to its stockholders. The whole shares in each Participant's Account shall be voted by the Agent in accordance with the Participant's signed proxy instructions duly delivered to the Agent. There shall be no charge to the Participants in connection with such notices, proxies or other material.

              11.3  Issuance of Certificates - Stock certificates representing
                    ------------------------
shares of Stock purchased under the Plan shall be issued to a Participant only:
(i) upon his written request (which may be made not more than once during any calendar year), (ii) if his Account is closed pursuant to Section 16 (unless he instructs the Agent to sell the shares), or (iii) at the time of the termination of the Plan. Certificates shall be issued only for whole numbers of shares; any distribution from the Account representing fractional shares shall be in cash.

          12.  NO RIGHT TO CONTINUED EMPLOYMENT
               --------------------------------

               Neither the Plan, nor any right to purchase Stock under the Plan, shall confer upon any employee any right to continuance of employment by the Company or any subsidiary of the Company, nor shall they restrict or interfere in any way with the right of the Company or any subsidiary to terminate, or otherwise modify, an employee's employment at any time.

          13.  ADJUSTMENT IN CASE OF CHANGES AFFECTING STOCK
               ---------------------------------------------

               If the outstanding shares of Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the Committee shall make an appropriate adjustment in the number and kind of shares subject to this Plan or any relevant aspect thereof. The determination of the Committee as to the terms of any such adjustment shall be conclusive.

          14.  PAYMENT OF EXPENSES RELATED TO THE PLAN
               ---------------------------------------

               The Company shall bear all costs of administering and carrying out the Plan. Neither the Company nor any Participating Subsidiary shall pay any expenses, commissions or taxes in connection with sales of shares by the Agent at the request of the Participant. Expenses payable by the Participant in connection with any such sale shall be deducted from the proceeds of sale prior to remittance to the Participant.

          15.  TERMINATION OF PAYROLL DEDUCTIONS
               ---------------------------------

               A Participant may voluntarily terminate payroll deductions under the Plan at any time by delivering written notice to his Employer. Termination of payroll deductions shall take effect as soon as practicable following the Employer's receipt of such notice. Upon termination of a Participant's payroll deductions, his participation in the Plan shall cease, and the provisions of
Section 16 shall become operative.

               A Participant who terminates payroll deductions under the Plan may thereafter (but not before the beginning of the next calendar year) resume payroll deductions by following the procedure set forth in Section 5.

          16.  TERMINATION OF PARTICIPATION
               ----------------------------

               16.1  Termination Events - A Participant's participation in the
                     ------------------
Plan shall terminate immediately upon: (i) his termination of employment for any reason, (ii) delivery to his Employer of his written notice to voluntarily terminate payroll deductions as described in Section 15, or (iii) delivery to his Employer of his written election pursuant to Section 16.3. Such events are referred to herein as "Termination Events."

               16.2  Procedure - Upon the occurrence of a Termination Event, the
                     ---------
Participant or his legal representative (including, in the event of death, the personal representative of his estate) may elect either: (i) to have the shares in his Account delivered to him, or (ii) to have the shares sold and the proceeds remitted to him. Upon receipt by the Employer of the Participant's written election to sell, the Employer shall instruct the Agent to sell all whole shares and any fractional shares in the Account and to remit the net proceeds from such sale to the Participant or his representative. Unless the Employer receives such written sale request within 30 days after the occurrence of the Termination Event, the Employer shall instruct the Agent to deliver to the Participant or his representative a stock certificate representing the number of whole shares held in the Participant's account, together with a check representing the net proceeds from the sale of any fractional shares.

               Upon the occurrence of a Termination Event, any payroll deductions that have not yet been used to purchase Stock shall (regardless of whether or not the funds remain with the Employer or have been transferred to the Agent) be combined with the applicable Employer contributions in accordance with Section 7 and utilized to purchase Stock in accordance with Section 8. However, if the Termination Event is not the death of the Participant, and if the Participant, at least five business days before the last day of the Payment Period in which the Termination Event occurs, delivers to the Employer a written request for return of the funds, any funds that have not yet been transferred to the Agent shall be remitted to the Participant.

               16.3  Participant Ceases to be an Eligible Employee - If a
                     ---------------------------------------------
Participant becomes an Excluded Employee, or otherwise ceases to be an Eligible Employee, he shall remain as a Participant in accordance with the terms of the Plan, but he shall not be permitted to make any further payroll deductions to purchase Stock under the Plan. Subject to the Participant's right, at any time, to deliver to his Employer a written election to terminate his participation in the Plan (in which case the remainder of this Section 16 shall become operative), the Agent shall continue to hold all whole and fractional shares in the Account for the benefit of the Participant and shall credit the Account with any reinvested dividends in respect of such shares.

               16.4  Death of a Participant - In the event of a Participant's
                     ----------------------
death, all Stock in his account, or any proceeds of sale, shall be delivered to the beneficiary he has designated pursuant to this Section 16.4, if any.

               A Participant may file a written designation of a beneficiary who is to receive any Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. Upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall instruct the Agent to deliver the Stock and/or cash to such beneficiary. In the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall instruct the Agent to deliver the Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, shall instruct the Agent to deliver the Stock and/or cash to the spouse or to any one or more dependents of the Participant as the Company may designate. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Stock and/or cash credited to the Participant under the Plan.

          17.  AMENDMENT OF THE PLAN
               ---------------------

               The Board of Directors of the Company may at any time, or from time to time, amend this Plan in any respect; provided, however, that, without the approval of the holders of a majority of the shares of common stock of the Company then issued and outstanding and entitled to vote (Shareholder Approval"), no amendment shall be made: (i) increasing or decreasing the number of shares covered by the Plan (other than as provided in Section 13), or (ii) except as set forth in Section 1.3, materially modifying the eligibility requirements for participation in the Plan.

          18.  TERMINATION OF THE PLAN
               -----------------------

               The Board of Directors of the Company may terminate the Plan at any time, provided that such termination shall not impair the rights of Participants outstanding at the time of termination. The Plan shall in any event terminate (and Section 2 shall become operational) at such time as the accumulated payroll deductions of Participants are sufficient to purchase a number of shares equal to or greater than the number of shares remaining available for purchase under the Plan. Upon termination of the Plan, all funds in the Accounts of Participants not applied to the purchase of Stock shall be promptly refunded.

                                LEGG MASON, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------

                                   EXHIBIT A
                                   ---------

                PARTICIPATING SUBSIDIARIES AS OF EFFECTIVE DATE
                -----------------------------------------------



 Legg Mason Wood Walker, Incorporated
 Asset Management Technology Solutions, Inc.
 Barrett Associates, Inc.
 Bartlett & Co.
 Berkshire Asset Management, Inc.
 Arthur Karafin Investment Advisors, Inc.
 LM Institutional Advisors, Inc.
 Legg Mason Trust, fsb
 Legg Mason Real Estate Services
 Legg Mason Financial Partners, Inc.
 Legg Mason Funds Management, Inc.
 Legg Mason Financial Services, Inc.
 Legg Mason Fund Adviser, Inc.
 Legg Mason Capital Management, Inc.
 Legg Mason Merchant Banking, Inc.
 Legg Mason Mortgage Capital Corporation
 Legg Mason Real Estate Investors, Inc.
 Western Asset Management Company